UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22902

First Trust New Opportunities MLP & Energy Fund
(Exact name of registrant as specified in charter)

10 Westport Road, Suite C101a

Wilton, CT 06897
(Address of principal executive offices) (Zip code)

W. Scott Jardine, Esq.
First Trust Portfolios L.P.
120 East Liberty Drive, Suite 400
Wheaton, IL 60187
(Name and address of agent for service)

registrant’s telephone number, including area code: 630-765-8000

Date of fiscal year end: October 31

Date of reporting period: October 31, 2020

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

The Report to Shareholders is attached herewith.

First Trust
New Opportunities MLP & Energy Fund (FPL)
Annual Report
For the Year Ended
October 31, 2020

First Trust New Opportunities MLP & Energy Fund (FPL)
Annual Report
October 31, 2020
Caution Regarding Forward-Looking Statements
This report contains certain forward-looking statements within the meaning of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended. Forward-looking statements include statements regarding the goals, beliefs, plans or current expectations of First Trust Advisors L.P. (“First Trust” or the “Advisor”) and/or Energy Income Partners, LLC (“EIP” or the “Sub-Advisor”) and their respective representatives, taking into account the information currently available to them. Forward-looking statements include all statements that do not relate solely to current or historical fact. For example, forward-looking statements include the use of words such as “anticipate,” “estimate,” “intend,” “expect,” “believe,” “plan,” “may,” “should,” “would” or other words that convey uncertainty of future events or outcomes.
Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of First Trust New Opportunities MLP & Energy Fund (the “Fund”) to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. When evaluating the information included in this report, you are cautioned not to place undue reliance on these forward-looking statements, which reflect the judgment of the Advisor and/or Sub-Advisor and their respective representatives only as of the date hereof. We undertake no obligation to publicly revise or update these forward-looking statements to reflect events and circumstances that arise after the date hereof.
Performance and Risk Disclosure
There is no assurance that the Fund will achieve its investment objective. The Fund is subject to market risk, which is the possibility that the market values of securities owned by the Fund will decline and that the value of the Fund’s shares may therefore be less than what you paid for them. Accordingly, you can lose money by investing in the Fund. See “Risk Considerations” in the Additional Information section of this report for a discussion of certain other risks of investing in the Fund.
Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit www.ftportfolios.com or speak with your financial advisor. Investment returns, net asset value and common share price will fluctuate and Fund shares, when sold, may be worth more or less than their original cost.
The Advisor may also periodically provide additional information on Fund performance on the Fund’s web page at www.ftportfolios.com.
How to Read This Report
This report contains information that may help you evaluate your investment in the Fund. It includes details about the Fund and presents data and analysis that provide insight into the Fund’s performance and investment approach.
By reading the portfolio commentary by the portfolio management team of the Fund, you may obtain an understanding of how the market environment affected the Fund’s performance. The statistical information that follows may help you understand the Fund’s performance compared to that of relevant market benchmarks.
It is important to keep in mind that the opinions expressed by personnel of First Trust and EIP are just that: informed opinions. They should not be considered to be promises or advice. The opinions, like the statistics, cover the period through the date on the cover of this report. The material risks of investing in the Fund are spelled out in the prospectus, the statement of additional information, this report and other Fund regulatory filings.

Shareholder Letter
First Trust New Opportunities MLP & Energy Fund (FPL)
Annual Letter from the Chairman and CEO
October 31, 2020
Dear Shareholders,
First Trust is pleased to provide you with the annual report for the First Trust New Opportunities MLP & Energy Fund (the “Fund”), which contains detailed information about the Fund for the twelve months ended October 31, 2020.
As I was collecting my thoughts for this annual roundup it occurred to me that my message this year should touch on the tone of the markets and the investing climate rather than belabor all the news and events that brought us to this juncture. We all know how tumultuous our lives have become over the past eight or so months. The phrase “shelter-at-home” says it all. I would rather talk about why I believe investors should be optimistic about where we could be headed.
Having said that, allow me to at least acknowledge the two elephants in the room: the coronavirus (“COVID-19”) and the election. In the first 12 days of November, we learned the following: that we likely have a new President-elect (Joe Biden), though it may not be official for some time because it is being contested by President Donald Trump and some of his loyal backers in the Republican Party citing voter fraud in certain states; that we still do not know which political party will have control of the Senate due to a couple of run-offs in Georgia to be held on January 5, 2021; and, that it looks as though we may be fortunate enough to have an FDA-approved COVID-19 vaccine by either the end of 2020 or the start of 2021, though that too is not yet official. It could be a game-changer in the COVID-19 battle. And, we may gain access to additional vaccines as well. The key to getting the economy back to running on all cylinders is to fully reopen, and a vaccine is “what the doctor ordered.”
With respect to the tone of the markets and investment climate, to say that I am encouraged about what has transpired in 2020 would be an understatement. Despite the extraordinary challenges so far this year, the S&P 500® Index posted a total return of 2.77% over the first 10 months of 2020, this despite plunging 33.8% into bear market territory from February 19, 2020 through March 23, 2020, according to Bloomberg. As impressive as that feat is, the future looks even brighter. While Bloomberg’s consensus earnings growth rate estimate for the S&P 500® Index for 2020 was -16.51%, as of November 13, 2020, its 2021 and 2022 estimates were 21.74% and 16.95%, respectively. That is a strong take on the prospects for a rebound in Corporate America over the next 24 months. One of the tailwinds that is providing a good deal of support to the economy and markets is the decision by the Federal Reserve (the “Fed”) to keep interest rates artificially low for as long as need be to meet both its employment and inflation targets. By keeping rates lower for longer, the Fed is essentially inviting investors to assume more risk to generate higher returns. Brian Wesbury, Chief Economist at First Trust, believes that the Fed could need until 2024 to accomplish its goals. That is a lot of runway for investors to reposition their portfolios, if needed, and a very generous, and perhaps unprecedented, amount of guidance from the Fed, in our opinion. Those investors with cash on the sidelines earning next to nothing have options if they choose to act.
We are encouraged about the prospects for the economy and the markets, but investors should be prepared to weather some volatility until the COVID-19 pandemic is better contained. As always, we encourage investors to stay the course!
Thank you for giving First Trust the opportunity to play a role in your financial future. We value our relationship with you and will report on the Fund again in six months.
Sincerely,
James A. Bowen
Chairman of the Board of Trustees
Chief Executive Officer of First Trust Advisors L.P.

First Trust New Opportunities MLP & Energy Fund (FPL)
“AT A GLANCE”
As of October 31, 2020 (Unaudited)
Fund Statistics
Symbol on New York Stock Exchange	FPL
Common Share Price	$3.66
Common Share Net Asset Value (“NAV”)	$4.73
Premium (Discount) to NAV	(22.62)%
Net Assets Applicable to Common Shares	$121,182,830
Current Distribution per Common Share(1)	$0.0375
Current Annualized Distribution per Common Share	$0.4500
Current Distribution Rate on Common Share Price(2)	12.30%
Current Distribution Rate on NAV(2)	9.51%
Common Share Price & NAV (weekly closing price)

Performance
		Average Annual Total Returns
	1 Year Ended 10/31/20	5 Years Ended 10/31/20	Inception (3/26/14) to 10/31/20
Fund Performance(3)
NAV	-43.24%	-11.09%	-10.79%
Market Value	-52.28%	-14.62%	-14.79%
Index Performance
S&P 500® Index	9.71%	11.70%	11.21%
Alerian MLP Total Return Index	-42.52%	-12.45%	-12.66%
Wells Fargo Midstream MLP Total Return Index	-40.31%	-10.54%	-9.96%

Industry Classification	% of Total Investments
Natural Gas Transmission	32.8%
Electric Power & Transmission	28.3
Petroleum Product Transmission	26.4
Crude Oil Transmission	8.9
Other	2.9
Propane	0.7
Total	100.0%

Top Ten Holdings	% of Total Investments
Magellan Midstream Partners, L.P.	10.3%
Enterprise Products Partners, L.P.	9.7
TC PipeLines, L.P.	8.1
TC Energy Corp.	6.6
Public Service Enterprise Group, Inc.	5.3
Williams (The) Cos., Inc.	4.9
Sempra Energy	4.7
Cheniere Energy Partners, L.P.	3.2
PPL Corp.	2.7
Kinder Morgan, Inc.	2.6
Total	58.1%

Fund Allocation	% of Net Assets
Common Stocks	68.4%
Master Limited Partnerships	55.3
Call Options Written	(0.0)*
Outstanding Loan	(27.6)
Net Other Assets and Liabilities	3.9
Total	100.0%

*	Amount is less than 0.1%.
(1)	Most recent distribution paid or declared through 10/31/2020. Subject to change in the future.
(2)	Distribution rates are calculated by annualizing the most recent distribution paid or declared through the report date and then dividing by Common Share Price or NAV, as applicable, as of 10/31/2020. Subject to change in the future.
(3)	Total return is based on the combination of reinvested dividend, capital gain, and return of capital distributions, if any, at prices obtained by the Dividend Reinvestment Plan and changes in NAV per share for NAV returns and changes in Common Share Price for market value returns. Total returns do not reflect sales load and are not annualized for periods of less than one year. Past performance is not indicative of future results.

Portfolio Commentary
First Trust New Opportunities MLP & Energy Fund (FPL)
Annual Report
October 31, 2020 (Unaudited)
Advisor
First Trust Advisors L.P. (“First Trust” or the “Advisor”) serves as the investment advisor to the First Trust New Opportunities MLP & Energy Fund (the “Fund”). First Trust is responsible for the ongoing monitoring of the Fund’s investment portfolio, managing the Fund’s business affairs and providing certain administrative services necessary for the management of the Fund.
Sub-Advisor
Energy Income Partners, LLC
Energy Income Partners, LLC (“EIP”), located in Westport, CT, was founded in 2003 to provide professional asset management services in publicly traded energy-related infrastructure companies with above average dividend payout ratios operating pipelines and related storage and handling facilities, electric power transmission and distribution as well as long contracted or regulated power generation from renewables and other sources. The corporate structure of the portfolio companies include C-corporations, partnerships and energy infrastructure real estate investment trusts. EIP mainly focuses on investments in assets that receive steady fee-based or regulated income from their corporate and individual customers. EIP manages or supervises approximately $3.7 billion of assets as of October 31, 2020. EIP advises two privately offered partnerships for U.S. high net worth individuals and an open-end mutual fund. EIP also manages separately managed accounts and provides its model portfolio to unified managed accounts. Finally, EIP serves as a sub-advisor to three closed-end management investment companies in addition to the Fund, two actively managed exchange-traded funds, a sleeve of an actively managed exchange-traded fund and a sleeve of a series of a variable insurance trust. EIP is a registered investment advisor with the Securities and Exchange Commission.
Portfolio Management Team
James J. Murchie – Co-Portfolio Manager, Founder and CEO of Energy Income Partners, LLC
Eva Pao – Co-Portfolio Manager, Principal of Energy Income Partners, LLC
John Tysseland – Co-Portfolio Manager, Principal of Energy Income Partners, LLC
Commentary
First Trust New Opportunities MLP & Energy Fund
The Fund’s investment objective is to seek a high level of total return with an emphasis on current distributions paid to common shareholders. The Fund seeks to provide its common shareholders with a vehicle to invest in a portfolio of cash-generating securities, with a focus on investing in publicly traded master limited partnerships (“MLPs”), MLP-related entities and other companies in the energy sector and energy utility industries that are weighted towards non-cyclical, fee-for-service revenues. There can be no assurance that the Fund’s investment objective will be achieved. The Fund may not be appropriate for all investors.
Market Recap
As measured by the Alerian MLP Total Return Index (“AMZX”) and the Wells Fargo Midstream MLP Total Return Index (“WCHWMIDT”) (collectively the “MLP benchmarks”), the total returns for the MLP benchmarks for the 12-month period ended October 31, 2020 were -42.52% and -40.31%, respectively. For AMZX, this return reflects a positive 5.96% from distribution payments, while the remaining returns are due to share price depreciation. For WCHWMIDT, this return reflects a positive 6.07% from distribution payments, while the remaining returns are due to share price depreciation. These figures are according to data collected from several sources, including the MLP benchmarks and Bloomberg. While in the short term market share price appreciation can be volatile, we believe that over the long term such share price appreciation will approximate growth in per share earnings and quarterly cash distributions paid by the companies in the portfolio.
Performance Analysis
On a net asset value (“NAV”) basis, for the 12-month period ended October 31, 2020, the Fund provided a total return1 of -43.24%, including the reinvestment of distributions. This compares, according to collected data, to a total return of 9.71% for the S&P 500® Index (the “Index”), -42.52% for AMZX and -40.31% for WCHWMIDT. On a market value basis, the Fund had a total return1 including the reinvestment of distributions, of -52.28% for the 12-month period ended October 31, 2020. At the end of the period, the Fund was priced at $3.66, while the NAV was $4.73, a discount of 22.62%. On October 31, 2019, the Fund was priced at $8.66, while the NAV was $9.41, a discount of 7.97%.
[1]	Total return is based on the combination of reinvested dividend, capital gain and return of capital distributions, if any, at prices obtained by the Dividend Reinvestment Plan and changes in NAV per Common Share for NAV returns and changes in Common Share price for market value returns. Total returns do not reflect a sales load and are not annualized for periods of less than one year. Past performance is not indicative of future results.

Portfolio Commentary (Continued)
First Trust New Opportunities MLP & Energy Fund (FPL)
Annual Report
October 31, 2020 (Unaudited)
The Fund’s regular monthly Common Share distribution was $0.075 for the period from November 2019 through April 2020. A monthly distribution of $0.0375 was declared for the period May 2020 through January 2021. The distribution reduction results from three factors that have lowered the Fund’s distributable cash flow: 1) a reduction in Fund assets as a result of portfolio sales to reduce Fund leverage to maintain compliance with applicable leverage limits, 2) reduced distribution payments from portfolio companies lowering distribution payout ratios and 3) changes to the portfolio composition including the Fund’s use of leverage and reductions to income from the covered call strategy.
For the 12-month period ended October 31, 2020, the Fund’s NAV underperformed the -41.41% average of the MLP benchmarks by 183 basis points. Leverage had a negative effect on the performance of the Fund and is the primary driver of the Fund’s underperformance during the reporting period. Derivatives had a positive impact on the performance of the Fund over the reporting period. Two important factors affecting the return of the Fund, relative to the average of the MLP benchmarks, are the Fund’s accrual for taxes and the use of financial leverage through a line of credit. The Fund established a committed facility agreement with BNP Paribas Prime Brokerage Inc. with a current maximum commitment amount of $40,000,000. The Fund uses leverage because its portfolio managers believe that, over time, leverage can enhance total return for common shareholders. However, the use of leverage can also increase the volatility of the NAV and, therefore, the share price. During the reporting period, the price of the securities held by the Fund declined and the effect of changes in common share NAV and common share total return loss was magnified by the use of leverage. Unlike the Fund, the MLP benchmarks are not leveraged, nor are their returns net of an accrual for taxes.
Market and Fund Outlook
The first calendar quarter of 2020 was dominated by the dramatic price declines in the crude oil market due to Saudi and Russian production decisions coupled with the demand shock related to the coronavirus (“COVID-19”) pandemic. These weak market conditions drove a -21% decline in the AMZX between January 1 and February 28 of 2020, then panic took hold in March driving another -59% decline by March 18. (Source: Bloomberg) Our analysis indicates that forced selling by levered closed-end MLP funds was approximately $4.3 billion and outflows from open-end funds were approximately $0.9 billion in a four-week period. This is nearly $1 billion more than the selling that occurred over a nine-month period in 2015-2016 due to outflows and de-leveraging when oil prices corrected from over $100 per barrel, but on assets that were nearly three times as large as today.
Despite a second quarter rally off the lows of the first quarter, stock price performance of the AMZX and the energy companies in the S&P 500® Index turned negative again in the third quarter of 2020 as near-term fundamentals for crude oil remained uncertain. At the end of the third quarter of 2020, the price of crude oil was still down 34% year-to-date and drilling activity remained near the all-time lows set in August of 2020. Crude oil production was trending lower in most basins by the end of the third quarter of 2020 despite rebounding in the second quarter as shut-in production was brought back online. Second quarter 2020 announcements by oil and gas producers to cut spending and lay off staff was followed by several third quarter merger announcements.
Slowing investment and negative sentiment in upstream energy driven by COVID-19-related declines in demand have given rise to a narrative that all conventional energy businesses are in decline; this is simply wrong, in our opinion. It is true that coal will likely continue to decline. Crude oil and refined products demand will be slow to fully recover from the pandemic and their long-term growth is threatened by electrification of large parts of the transportation system, in our view, but these businesses represent the minority of our portfolio. The companies exposed to these businesses are trading at dividend yields and valuations that make their expected rates of return the highest in our portfolio.
On the other hand, in EIP’s opinion, the outlook for electricity and natural gas, which is the majority of the portfolio, remains strong and is increasingly aligned with public sentiment and environmental policy. Cheaper sources of cleaner electricity continue to substitute for coal which is likely to continue to decline as an energy source, in our view, and to which we have no portfolio earnings exposure. EIP believes electric and natural gas utilities are experiencing attractive rates of earnings growth as they invest capital to incorporate cheaper, cleaner, safer, and more reliable sources of energy. In our view, the network utilities can increase the value of these new technologies by integrating them into an intelligent system of shared resources much the way information networks like cloud computing and the new retail intermediaries like Amazon and eBay are doing for those parts of the economy. We believe the transition to a shared resource network favors their incumbency and existing rights of way, which provides energy cheaper to customers than disconnecting from these networks by “cutting the cord”.
EIP is optimistic about the technological breakthroughs in energy and invests in companies like renewable developers and network utilities that benefit from the lower cost and higher performance of renewables, batteries, and other new grid-related innovations. But EIP is not a venture capitalist; companies in the Fund’s portfolio must have a track record of profitability and a willingness to share some portion of that profitability through dividends. While the names in the portfolio change over time, the strategy and the sources of

Portfolio Commentary (Continued)
First Trust New Opportunities MLP & Energy Fund (FPL)
Annual Report
October 31, 2020 (Unaudited)
earnings stability and growth remain the same: investing in monopoly infrastructure that provides the low-cost way of shipping the lowest cost form of energy.

First Trust New Opportunities MLP & Energy Fund (FPL)
Portfolio of Investments
October 31, 2020
Shares/ Units	Description	Value
COMMON STOCKS – 68.4%
	Construction & Engineering – 0.3%
5,000	Quanta Services, Inc.	$312,150
	Electric Utilities – 17.6%
38,200	Alliant Energy Corp.	2,111,696
11,600	Duke Energy Corp.	1,068,476
20,700	Emera, Inc. (CAD) (a)	825,794
36,000	Enel S.p.A., ADR	285,480
9,200	Eversource Energy	802,884
81,800	Exelon Corp. (a)	3,263,002
49,500	Fortis, Inc. (CAD) (a)	1,955,404
6,700	Iberdrola S.A., ADR	317,580
18,600	IDACORP, Inc.	1,631,778
5,800	NextEra Energy, Inc.	424,618
2,900	Orsted A/S, ADR	153,613
147,900	PPL Corp. (a)	4,067,250
61,500	Southern (The) Co.	3,533,175
12,000	Xcel Energy, Inc.	840,360
		21,281,110
	Gas Utilities – 7.3%
242,300	AltaGas Ltd. (CAD) (a)	3,071,716
23,700	Atmos Energy Corp. (a)	2,172,579
71,200	New Jersey Resources Corp. (a)	2,077,616
22,200	ONE Gas, Inc.	1,532,688
		8,854,599
	Independent Power & Renewable Electricity Producers – 0.3%
20,400	EDP Renovaveis S.A. (EUR) (b)	387,817
	Multi-Utilities – 18.1%
3,000	CMS Energy Corp.	189,990
38,300	Dominion Energy, Inc. (a)	3,077,022
29,700	DTE Energy Co. (a)	3,665,574
136,000	Public Service Enterprise Group, Inc. (a)	7,908,400
56,700	Sempra Energy	7,107,912
		21,948,898
	Oil, Gas & Consumable Fuels – 24.4%
124,085	Enbridge, Inc.	3,419,783
213,893	Equitrans Midstream Corp. (a)	1,552,863
88,604	Keyera Corp. (CAD) (a)	1,257,601
323,828	Kinder Morgan, Inc. (a)	3,853,553
77,561	ONEOK, Inc. (a)	2,249,269
248,887	TC Energy Corp. (a)	9,821,081
385,717	Williams (The) Cos., Inc. (a)	7,401,909
		29,556,059
	Water Utilities – 0.4%
3,200	American Water Works Co., Inc.	481,632
	Total Common Stocks	82,822,265
	(Cost $87,237,602)
MASTER LIMITED PARTNERSHIPS – 55.3%
	Chemicals – 2.9%
197,848	Westlake Chemical Partners, L.P. (a)	3,585,006

See Notes to Financial Statements

First Trust New Opportunities MLP & Energy Fund (FPL)
Portfolio of Investments (Continued)
October 31, 2020
Shares/ Units	Description	Value
MASTER LIMITED PARTNERSHIPS (Continued)
	Gas Utilities – 0.9%
63,500	Suburban Propane Partners, L.P. (a)	$1,043,940
	Independent Power & Renewable Electricity Producers – 2.4%
46,319	NextEra Energy Partners, L.P. (a) (c)	2,908,833
	Oil, Gas & Consumable Fuels – 49.1%
213,141	BP Midstream Partners, L.P. (a)	2,067,468
134,800	Cheniere Energy Partners, L.P. (a)	4,859,540
27,960	Energy Transfer, L.P. (a)	143,994
873,564	Enterprise Products Partners, L.P. (a) (d)	14,474,955
220,232	Holly Energy Partners, L.P. (a)	2,523,859
433,389	Magellan Midstream Partners, L.P. (a)	15,402,645
109,500	Phillips 66 Partners, L.P. (a)	2,569,965
468,400	Plains All American Pipeline, L.P. (a)	2,927,500
269,480	Shell Midstream Partners, L.P. (a)	2,357,950
432,332	TC PipeLines, L.P. (a)	12,170,146
		59,498,022
	Total Master Limited Partnerships	67,035,801
	(Cost $83,824,110)
	Total Investments – 123.7%	149,858,066
	(Cost $171,061,712) (e)

Number of Contracts	Description	Notional Amount	Exercise Price	Expiration Date	Value
CALL OPTION WRITTEN – (0.0)%
(1,500)	Enterprise Products Partners, L.P.	$(2,485,500)	$20.00	Dec 2020	(12,000)
	(Premiums received $32,466)
Outstanding Loan – (27.6)%	(33,400,000)
Net Other Assets and Liabilities – 3.9%	4,736,764
Net Assets – 100.0%	$121,182,830

(a)	All or a portion of this security serves as collateral on the outstanding loan.
(b)	This investment is fair valued by the Advisor’s Pricing Committee in accordance with procedures adopted by the Fund’s Board of Trustees and in accordance with provisions of the Investment Company Act of 1940, as amended. At October 31, 2020, the security noted as such is valued at $387,817 or 0.3% of net assets. The investment is fair valued using a factor provided by a third-party pricing service due to the change in value between the foreign markets’ close and the New York Stock Exchange close exceeding a certain threshold. On days when this threshold is not exceeded, the security is typically valued at the last sale price on the exchange on which it is principally traded.
(c)	This security is taxed as a “C” corporation for federal income tax purposes.
(d)	All or a portion of this security’s position represents cover for outstanding options written.
(e)	Aggregate cost for federal income tax purposes was $151,967,075. As of October 31, 2020, the aggregate gross unrealized appreciation for all investments in which there was an excess of value over tax cost was $18,739,770 and the aggregate gross unrealized depreciation for all investments in which there was an excess of tax cost over value was $20,860,779. The net unrealized depreciation was $2,121,009. The amounts presented are inclusive of derivative contracts.

ADR	American Depositary Receipt
CAD	Canadian Dollar
EUR	Euro
See Notes to Financial Statements

First Trust New Opportunities MLP & Energy Fund (FPL)
Portfolio of Investments (Continued)
October 31, 2020

Valuation Inputs
A summary of the inputs used to value the Fund’s investments as of October 31, 2020 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):
ASSETS TABLE
	Total Value at 10/31/2020	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Common Stocks:
Independent Power & Renewable Electricity Producers	$ 387,817	$ —	$ 387,817	$ —
Other industry categories*	82,434,448	82,434,448	—	—
Master Limited Partnerships*	67,035,801	67,035,801	—	—
Total Investments	$ 149,858,066	$ 149,470,249	$ 387,817	$—
LIABILITIES TABLE
	Total Value at 10/31/2020	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Call Option Written	$ (12,000)	$ —	$ (12,000)	$ —

*	See Portfolio of Investments for industry breakout.

See Notes to Financial Statements

First Trust New Opportunities MLP & Energy Fund (FPL)
Statement of Assets and Liabilities
October 31, 2020
ASSETS:
Investments, at value (Cost $171,061,712)	$ 149,858,066
Cash	5,016,863
Receivables:
Investment securities sold	1,360,905
Dividends	1,156,648
Dividend reclaims	248
Prepaid expenses	4,022
Total Assets	157,396,752
LIABILITIES:
Outstanding loan	33,400,000
Options written, at value (Premiums received $32,466)	12,000
Payables:
Investment securities purchased	2,294,191
Audit and tax fees	140,949
Investment advisory fees	133,972
Income taxes	93,698
Interest and fees on loan	85,191
Shareholder reporting fees	21,229
Custodian fees	9,841
Legal fees	8,685
Administrative fees	8,355
Transfer agent fees	2,223
Trustees’ fees and expenses	1,561
Financial reporting fees	771
Other liabilities	1,256
Total Liabilities	36,213,922
NET ASSETS	$121,182,830
NET ASSETS consist of:
Paid-in capital	$ 315,467,081
Par value	256,235
Accumulated distributable earnings (loss)	(194,540,486)
NET ASSETS	$121,182,830
NET ASSET VALUE, per Common Share (par value $0.01 per Common Share)	$4.73
Number of Common Shares outstanding (unlimited number of Common Shares has been authorized)	25,623,514
See Notes to Financial Statements

First Trust New Opportunities MLP & Energy Fund (FPL)
Statement of Operations
For the Year Ended October 31, 2020
INVESTMENT INCOME:
Dividends (net of foreign withholding tax of $239,655)		$ 3,254,373
Interest		11,486
Total investment income		3,265,859
EXPENSES:
Interest and fees on loan		6,329,078
Investment advisory fees		2,195,047
Administrative fees		116,764
Audit and tax fees		99,392
Shareholder reporting fees		69,366
Custodian fees		31,423
Listing expense		26,773
Transfer agent fees		24,570
Trustees’ fees and expenses		16,164
Legal fees		15,089
Financial reporting fees		9,250
Other		57,207
Total expenses		8,990,123
NET INVESTMENT INCOME (LOSS) BEFORE TAXES		(5,724,264)
Current federal income tax benefit (expense)	(12,613,851)
Current state income tax benefit (expense)	(1,050,400)
Deferred federal income tax benefit (expense)	(7,749,299)
Deferred state income tax benefit (expense)	(424,059)
Total income tax benefit (expense)		(21,837,609)
NET INVESTMENT INCOME (LOSS)		(27,561,873)
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) before taxes on:
Investments		(63,633,795)
Written options contracts		3,607,111
Foreign currency transactions		(39,271)
Net realized gain (loss) before taxes		(60,065,955)
Current federal income tax benefit (expense)	12,613,851
Current state income tax benefit (expense)	755,710
Total income tax benefit (expense)		13,369,561
Net realized gain (loss) on investments, written options and foreign currency transactions		(46,696,394)
Net change in unrealized appreciation (depreciation) before taxes on:
Investments		(36,215,280)
Written options contracts		(685,942)
Foreign currency translation		(203)
Net change in unrealized appreciation (depreciation) before taxes		(36,901,425)
Deferred federal income tax benefit (expense)	7,749,299
Deferred state income tax benefit (expense)	424,059
Total income tax benefit (expense)		8,173,358
Net change in unrealized appreciation (depreciation) on investments, written options and foreign currency translation		(28,728,067)
NET REALIZED AND UNREALIZED GAIN (LOSS)		(75,424,461)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS		$(102,986,334)

See Notes to Financial Statements

First Trust New Opportunities MLP & Energy Fund (FPL)
Statements of Changes in Net Assets
	Year Ended 10/31/2020	Year Ended 10/31/2019
OPERATIONS:
Net investment income (loss)	$ (27,561,873)	$ 3,202,847
Net realized gain (loss)	(46,696,394)	(4,288,047)
Net increase from payment by the sub-advisor	—	177
Net change in unrealized appreciation (depreciation)	(28,728,067)	23,803,646
Net increase (decrease) in net assets resulting from operations	(102,986,334)	22,718,623
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Investment operations	—	(6,521,445)
Return of capital	(17,352,022)	(16,608,333)
Total distributions to shareholders	(17,352,022)	(23,129,778)
CAPITAL TRANSACTIONS:
Proceeds from Common Shares reinvested	66,216	—
Repurchase of Common Shares *	(360,096)	—
Net increase (decrease) in net assets resulting from capital transactions	(293,880)	—
Total increase (decrease) in net assets	(120,632,236)	(411,155)
NET ASSETS:
Beginning of period	241,815,066	242,226,221
End of period	$ 121,182,830	$ 241,815,066
CAPITAL TRANSACTIONS were as follows:
Common Shares at beginning of period	25,699,753	25,699,753
Common Shares issued as reinvestment under the Dividend Reinvestment Plan	15,628	—
Common Shares repurchased *	(91,867)	—
Common Shares at end of period	25,623,514	25,699,753

*	On September 15, 2020, the Fund commenced a share repurchase program. For the fiscal year ended October 31, 2020, the Fund repurchased 91,867 Common Shares at a weighted-average discount of 20.49% from net asset value per share. The Fund expects to continue to repurchase its outstanding shares until the earlier of (i) the repurchase of an additional 1,193,902 Common Shares (for an aggregate of 1,285,769), or (ii) March 15, 2021.
See Notes to Financial Statements

First Trust New Opportunities MLP & Energy Fund (FPL)
Statement of Cash Flows
For the Year Ended October 31, 2020
Cash flows from operating activities:
Net increase (decrease) in net assets resulting from operations	$(102,986,334)
Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash provided by operating activities:
Purchases of investments	(241,159,856)
Sales of investments	304,835,695
Proceeds from written options	3,863,429
Amount paid to close written options	(149,452)
Return of capital received from investment in MLPs	12,021,757
Net realized gain/loss on investments and written options	60,026,684
Net change in unrealized appreciation/depreciation on investments and written options	36,901,222
Changes in assets and liabilities:
Decrease in income tax receivable	73,798
Increase in dividend reclaims receivable	(248)
Decrease in dividends receivable	1,231,915
Decrease in prepaid expenses	4,273
Decrease in interest and fees payable on loan	(242,690)
Increase in income tax payable	93,698
Decrease in investment advisory fees payable	(150,920)
Increase in audit and tax fees payable	41,952
Decrease in legal fees payable	(2,790)
Increase in shareholder reporting fees payable	1,230
Decrease in administrative fees payable	(6,752)
Increase in custodian fees payable	529
Decrease in transfer agent fees payable	(2,340)
Decrease in trustees’ fees and expenses payable	(3,965)
Increase in other liabilities payable	986
Cash provided by operating activities		$74,391,821
Cash flows from financing activities:
Proceeds from Common Shares reinvested	66,216
Repurchase of Common Shares	(360,096)
Distributions to Common Shareholders from return of capital	(17,352,022)
Repayment of borrowing	(65,100,000)
Proceeds from borrowing	9,500,000
Cash used in financing activities		(73,245,902)
Increase in cash and foreign currency (a)		1,145,919
Cash and foreign currency at beginning of period		3,870,944
Cash at end of period		$5,016,863
Supplemental disclosure of cash flow information:
Cash paid during the period for interest and fees		$6,571,768
Cash paid during the period for taxes		$127,199

(a)	Includes net change in unrealized appreciation (depreciation) on foreign currency of $(203).

See Notes to Financial Statements

First Trust New Opportunities MLP & Energy Fund (FPL)
Financial Highlights
For a Common Share outstanding throughout each period
	Year Ended October 31,
	2020	2019	2018	2017	2016
Net asset value, beginning of period	$ 9.41	$ 9.43	$ 11.95	$ 12.92	$ 14.63
Income from investment operations:
Net investment income (loss)	(1.07)	0.12	(0.28)	(0.02)	0.91
Net realized and unrealized gain (loss)	(2.93)	0.76 (a)	(1.04) (a)	0.30	(1.36) (a)
Total from investment operations	(4.00)	0.88	(1.32)	0.28	(0.45)
Distributions paid to shareholders from:
Net realized gain	—	(0.25)	—	—	—
Return of capital	(0.68)	(0.65)	(1.20)	(1.26)	(1.26)
Total distributions paid to Common Shareholders	(0.68)	(0.90)	(1.20)	(1.26)	(1.26)
Premiums from shares sold in at the market offering	—	—	—	0.01	0.00 (b)
Common Share repurchases	0.00 (b)	—	—	—	—
Net asset value, end of period	$4.73	$9.41	$9.43	$11.95	$12.92
Market value, end of period	$3.66	$8.66	$8.65	$11.91	$12.81
Total return based on net asset value (c)	(43.24)%	10.34% (a)	(11.66)% (a)	1.99%	(1.54)% (a)
Total return based on market value (c)	(52.28)%	10.70%	(18.70)%	2.52%	3.04%
Net assets, end of period (in 000’s)	$ 121,183	$ 241,815	$ 242,226	$ 300,916	$ 307,919
Portfolio turnover rate	113%	74%	64%	50%	68%
Ratios of expenses to average net assets:
Including current and deferred income taxes (d)	5.51% (e)	2.89%	2.81%	2.71%	2.38%
Excluding current and deferred income taxes	5.34% (e)	2.86%	2.79%	2.70%	2.65%
Excluding current and deferred income taxes and interest expense	1.58%	1.58%	1.57%	1.58%	1.54%
Ratios of net investment income (loss) to average net assets:
Net investment income (loss) ratio before tax expenses	(3.40)% (e)	(0.90)%	(0.40)%	(0.67)%	(0.87)%
Net investment income (loss) ratio including tax expenses (d)	(3.57)% (e)	(0.93)%	(0.41)%	(0.68)%	(0.60)%
Indebtedness:
Total loan outstanding (in 000’s)	$ 33,400	$ 89,000	$ 87,500	$ 106,500	$ 104,500
Asset coverage per $1,000 of indebtedness (f)	$ 4,628	$ 3,717	$ 3,768	$ 3,826	$ 3,947

(a)	During the fiscal years ended October 31, 2019, 2018 and 2016, the Fund received reimbursements from the sub-advisor in the amounts of $228, $12,533 and $5,716, respectively, in connection with trade errors, which represent less than $0.01 per share. Since the sub-advisor reimbursed the Fund, there was no effect on the Fund’s total return.
(b)	Amount represents less than $0.01 per share.
(c)	Total return is based on the combination of reinvested dividend, capital gain and return of capital distributions, if any, at prices obtained by the Dividend Reinvestment Plan, and changes in net asset value per share for net asset value returns and changes in Common Share Price for market value returns. Total returns do not reflect sales load and are not annualized for periods of less than one year. Past performance is not indicative of future results.
(d)	Includes current and deferred income taxes associated with each component of the Statement of Operations.
(e)	This ratio includes breakage fees. If breakage fees had not been included, these expense ratios would have been 2.81% lower and the net investment income ratios would have been 2.81% higher. See Note 6 - Borrowings in the Notes to Financial Statements for additional information.
(f)	Calculated by subtracting the Fund’s total liabilities (not including the loan outstanding) from the Fund’s total assets, and dividing by the outstanding loan balance in 000’s.
See Notes to Financial Statements

Notes to Financial Statements
First Trust New Opportunities MLP & Energy Fund (FPL)
October 31, 2020
1. Organization
First Trust New Opportunities MLP & Energy Fund (the “Fund”) is a non-diversified, closed-end management investment company organized as a Massachusetts business trust on October 15, 2013, and is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund trades under the ticker symbol “FPL” on the New York Stock Exchange (“NYSE”).
The Fund’s investment objective is to seek a high level of total return with an emphasis on current distributions paid to common shareholders. The Fund seeks to provide its Common Shareholders with a vehicle to invest in a portfolio of cash-generating securities, with a focus on investing in publicly-traded master limited partnerships (“MLPs”), MLP-related entities and other companies in the energy sector and energy utility industries that are weighted towards non-cyclical, fee-for-service revenues. Under normal market conditions, the Fund invests at least 85% of its managed assets in equity and debt securities of MLPs, MLP-related entities and other energy sector and energy utilities companies that Energy Income Partners, LLC (“EIP” or the “Sub-Advisor”) believes offer opportunities for growth and income. There can be no assurance that the Fund will achieve its investment objective. The Fund may not be appropriate for all investors.
2. Significant Accounting Policies
The Fund is considered an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board Accounting Standards Codification (“ASC”) Topic 946, “Financial Services-Investment Companies.” The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements. The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.
A. Portfolio Valuation
The net asset value (“NAV”) of the Common Shares of the Fund is determined daily as of the close of regular trading on the NYSE, normally 4:00 p.m. Eastern time, on each day the NYSE is open for trading. If the NYSE closes early on a valuation day, the NAV is determined as of that time. Foreign securities are priced using data reflecting the earlier closing of the principal markets for those securities. The Fund’s NAV per Common Share is calculated by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses, the value of call options written (sold), dividends declared but unpaid, deferred income taxes and any borrowings of the Fund), by the total number of Common Shares outstanding.
The Fund’s investments are valued daily at market value or, in the absence of market value with respect to any portfolio securities, at fair value. Market value prices represent last sale or official closing prices from a national or foreign exchange (i.e., a regulated market) and are primarily obtained from third-party pricing services. Fair value prices represent any prices not considered market value prices and are either obtained from a third-party pricing service or are determined by the Pricing Committee of the Fund’s investment advisor, First Trust Advisors L.P. (“First Trust” or the “Advisor”), in accordance with valuation procedures adopted by the Fund’s Board of Trustees, and in accordance with provisions of the 1940 Act. Investments valued by the Advisor’s Pricing Committee, if any, are footnoted as such in the footnotes to the Portfolio of Investments. The Fund’s investments are valued as follows:
Common stocks, real estate investment trusts, MLPs, and other equity securities listed on any national or foreign exchange (excluding The Nasdaq Stock Market LLC (“Nasdaq”) and the London Stock Exchange Alternative Investment Market (“AIM”)) are valued at the last sale price on the exchange on which they are principally traded or, for Nasdaq and AIM securities, the official closing price. Securities traded on more than one securities exchange are valued at the last sale price or official closing price, as applicable, at the close of the securities exchange representing the principal market for such securities.
Exchange-traded options contracts are valued at the closing price in the market where such contracts are principally traded. If no closing price is available, exchange-traded options contracts are fair valued at the mean of their most recent bid and asked price, if available, and otherwise at their closing bid price. Over-the-counter options contracts are fair valued at the mean of their most recent bid and asked price, if available, and otherwise at their closing bid price.
Securities traded in an over-the-counter market are fair valued at the mean of their most recent bid and asked price, if available, and otherwise at their closing bid price.
Certain securities may not be able to be priced by pre-established pricing methods. Such securities may be valued by the Fund’s Board of Trustees or its delegate, the Advisor’s Pricing Committee, at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended (the “1933 Act”)) for which a third-party pricing service is unable to provide a market price; securities whose trading has been formally suspended; a security whose market or fair value price is not available from a pre-established pricing source; a security with respect to

Notes to Financial Statements (Continued)
First Trust New Opportunities MLP & Energy Fund (FPL)
October 31, 2020
which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of the Fund’s NAV or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the third-party pricing service, does not reflect the security’s fair value. As a general principle, the current fair value of a security would appear to be the amount which the owner might reasonably expect to receive for the security upon its current sale. When fair value prices are used, generally they will differ from market quotations or official closing prices on the applicable exchanges. A variety of factors may be considered in determining the fair value of such securities, including, but not limited to, the following:
1)	the type of security;
2)	the size of the holding;
3)	the initial cost of the security;
4)	transactions in comparable securities;
5)	price quotes from dealers and/or third-party pricing services;
6)	relationships among various securities;
7)	information obtained by contacting the issuer, analysts, or the appropriate stock exchange;
8)	an analysis of the issuer’s financial statements; and
9)	the existence of merger proposals or tender offers that might affect the value of the security.
If the securities in question are foreign securities, the following additional information may be considered:
1)	the value of similar foreign securities traded on other foreign markets;
2)	ADR trading of similar securities;
3)	closed-end fund or exchange-traded fund trading of similar securities;
4)	foreign currency exchange activity;
5)	the trading prices of financial products that are tied to baskets of foreign securities;
6)	factors relating to the event that precipitated the pricing problem;
7)	whether the event is likely to recur; and
8)	whether the effects of the event are isolated or whether they affect entire markets, countries or regions.
The Fund is subject to fair value accounting standards that define fair value, establish the framework for measuring fair value and provide a three-level hierarchy for fair valuation based upon the inputs to the valuation as of the measurement date. The three levels of the fair value hierarchy are as follows:
•	Level 1 – Level 1 inputs are quoted prices in active markets for identical investments. An active market is a market in which transactions for the investment occur with sufficient frequency and volume to provide pricing information on an ongoing basis.
•	Level 2 – Level 2 inputs are observable inputs, either directly or indirectly, and include the following:
o	Quoted prices for similar investments in active markets.
o	Quoted prices for identical or similar investments in markets that are non-active. A non-active market is a market where there are few transactions for the investment, the prices are not current, or price quotations vary substantially either over time or among market makers, or in which little information is released publicly.
o	Inputs other than quoted prices that are observable for the investment (for example, interest rates and yield curves observable at commonly quoted intervals, volatilities, prepayment speeds, loss severities, credit risks, and default rates).
o	Inputs that are derived principally from or corroborated by observable market data by correlation or other means.
•	Level 3 – Level 3 inputs are unobservable inputs. Unobservable inputs may reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the investment.
The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in those investments. A summary of the inputs used to value the Fund’s investments as of October 31, 2020, is included with the Fund’s Portfolio of Investments.
B. Option Contracts
The Fund is subject to equity price risk in the normal course of pursuing its investment objective and may write (sell) options to hedge against changes in the value of equities. Also, the Fund seeks to generate additional income, in the form of premiums received, from writing (selling) the options. The Fund may write (sell) covered call or put options (“options”) on all or a portion of the MLPs and

Notes to Financial Statements (Continued)
First Trust New Opportunities MLP & Energy Fund (FPL)
October 31, 2020
common stocks held in the Fund’s portfolio as determined to be appropriate by the Sub-Advisor. The number of options the Fund can write (sell) is limited by the amount of MLPs and common stocks the Fund holds in its portfolio. The Fund will not write (sell) “naked” or uncovered options. When the Fund writes (sells) an option, an amount equal to the premium received by the Fund is included in “Options written, at value” on the Fund’s Statement of Assets and Liabilities. Options are marked-to-market daily and their value will be affected by changes in the value and dividend rates of the underlying equity securities, changes in interest rates, changes in the actual or perceived volatility of the securities markets and the underlying equity securities and the remaining time to the options’ expiration. The value of options may also be adversely affected if the market for the options becomes less liquid or trading volume diminishes.
The options that the Fund writes (sells) will either be exercised, expire or be canceled pursuant to a closing transaction. If the price of the underlying equity security exceeds the option’s exercise price, it is likely that the option holder will exercise the option. If an option written (sold) by the Fund is exercised, the Fund would be obligated to deliver the underlying equity security to the option holder upon payment of the strike price. In this case, the option premium received by the Fund will be added to the amount realized on the sale of the underlying security for purposes of determining gain or loss and is included in “Net realized gain (loss) before taxes on investments” on the Statement of Operations. If the price of the underlying equity security is less than the option’s strike price, the option will likely expire without being exercised. The option premium received by the Fund will, in this case, be treated as short-term capital gain on the expiration date of the option. The Fund may also elect to close out its position in an option prior to its expiration by purchasing an option of the same series as the option written (sold) by the Fund. Gain or loss on options is presented separately as “Net realized gain (loss) before taxes on written options contracts” on the Statement of Operations.
The options that the Fund writes (sells) give the option holder the right, but not the obligation, to purchase a security from the Fund at the strike price on or prior to the option’s expiration date. The ability to successfully implement the writing (selling) of covered call options depends on the ability of the Sub-Advisor to predict pertinent market movements, which cannot be assured. Thus, the use of options may require the Fund to sell portfolio securities at inopportune times or for prices other than current market value, which may limit the amount of appreciation the Fund can realize on an investment, or may cause the Fund to hold a security that it might otherwise sell. As the writer (seller) of a covered option, the Fund foregoes, during the option’s life, the opportunity to profit from increases in the market value of the security covering the option above the sum of the premium and the strike price of the option, but has retained the risk of loss should the price of the underlying security decline. The writer (seller) of an option has no control over the time when it may be required to fulfill its obligation as a writer (seller) of the option. Once an option writer (seller) has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying security to the option holder at the exercise price.
Over-the-counter options have the risk of the potential inability of counterparties to meet the terms of their contracts. The Fund’s maximum equity price risk for purchased options is limited to the premium initially paid. In addition, certain risks may arise upon entering into option contracts including the risk that an illiquid secondary market will limit the Fund’s ability to close out an option contract prior to the expiration date and that a change in the value of the option contract may not correlate exactly with changes in the value of the securities hedged.
C. Securities Transactions and Investment Income
Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income is recorded daily on the accrual basis, including amortization of premiums and accretion of discounts. The Fund will rely to some extent on information provided by the MLPs, which is not necessarily timely, to estimate taxable income allocable to the MLP units held in the Fund’s portfolio and to estimate the associated deferred tax asset or liability. From time to time, the Fund will modify its estimates and/or assumptions regarding its deferred tax liability as new information becomes available. To the extent the Fund modifies its estimates and/or assumptions, the NAV of the Fund will likely fluctuate.
Distributions received from the Fund’s investments in MLPs generally are comprised of return of capital and investment income. The Fund records estimated return of capital and investment income based on historical information available from each MLP. These estimates may subsequently be revised based on information received from the MLPs after their tax reporting periods are concluded.
In July 2017, the Financial Conduct Authority (“FCA”) announced that it will no longer persuade or compel banks to submit rates for the calculations of the London Interbank Offered Rates (“LIBOR”) after 2021. Further, the FCA has subsequently stated, as recently as March 2020, that the central assumption continues to be that firms should not rely on LIBOR being published after the end of 2021.
In the United States, the Alternative Reference Rates Committee (the “ARRC”), a group of market participants convened by the Board of Governors of the Federal Reserve System and the Federal Reserve Bank of New York in cooperation with other federal and state government agencies, has since 2014 undertaken efforts to identify U.S. dollar reference interest rates as alternatives to LIBOR and to facilitate the mitigation of LIBOR-related risks. In June 2017, the ARRC identified the Secured Overnight Financing Rate (“SOFR”),

Notes to Financial Statements (Continued)
First Trust New Opportunities MLP & Energy Fund (FPL)
October 31, 2020
a broad measure of the cost of cash overnight borrowing collateralized by U.S. Treasury securities, as the preferred alternative for U.S. dollar LIBOR. The Federal Reserve Bank of New York began daily publishing of SOFR in April 2018.
At this time, it is not possible to predict the full impact of the elimination of LIBOR and the establishment of an alternative reference rate on the Fund or its investments.
D. Foreign Currency
The books and records of the Fund are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the exchange rates prevailing at the end of the period. Purchases and sales of investments and items of income and expense are translated on the respective dates of such transactions. Unrealized gains and losses on assets and liabilities, other than investments in securities, which result from changes in foreign currency exchange rates have been included in “Net change in unrealized appreciation (depreciation) before taxes on foreign currency translation” on the Statement of Operations. Unrealized gains and losses on investments in securities which result from changes in foreign exchange rates are included with fluctuations arising from changes in market price and are included in “Net change in unrealized appreciation (depreciation) before taxes on investments” on the Statement of Operations. Net realized foreign currency gains and losses include the effect of changes in exchange rates between trade date and settlement date on investment security transactions, foreign currency transactions and interest and dividends received and are included in “Net realized gain (loss) before taxes on foreign currency transactions” on the Statement of Operations. The portion of foreign currency gains and losses related to fluctuations in exchange rates between the initial purchase settlement date and subsequent sale trade date is included in “Net realized gain (loss) before taxes on investments” on the Statement of Operations.
E. Distributions to Shareholders
The Fund intends to make monthly distributions to Common Shareholders. The Fund’s distributions generally will consist of cash and paid-in kind distributions from MLPs or their affiliates, dividends from common stocks, and income from other investments held by the Fund less operating expenses, including taxes. Distributions to Common Shareholders are recorded on the ex-date and are based on U.S. GAAP, which may differ from their ultimate characterization for federal income tax purposes.
Distributions made from current or accumulated earnings and profits of the Fund will be taxable to shareholders as dividend income. Distributions that are in an amount greater than the Fund’s current and accumulated earnings and profits will represent a tax-deferred return of capital to the extent of a shareholder’s basis in the Common Shares, and such distributions will correspondingly increase the realized gain upon the sale of the Common Shares. Additionally, distributions not paid from current or accumulated earnings and profits that exceed a shareholder’s tax basis in the Common Shares will generally be taxed as a capital gain.
Distributions of $17,352,022 paid during the fiscal year ended October 31, 2020 are anticipated to be characterized as return of capital for federal income tax purposes. However, the ultimate determination of the character of the distributions will be made after the 2020 calendar year. Distributions will automatically be reinvested in additional Common Shares pursuant to the Fund’s Dividend Reinvestment Plan unless cash distributions are elected by the shareholder.
F. Income Taxes
The Fund is treated as a regular C corporation for U.S. federal income tax purposes and as such will be obligated to pay federal and applicable state and foreign corporate taxes on its taxable income. The Fund’s tax expense or benefit is included in the Statement of Operations based on the component of income or gains (losses) to which such expense or benefit relates. This differs from most investment companies, which elect to be treated as “regulated investment companies” under the U.S. Internal Revenue Code of 1986, as amended. The various investments of the Fund may cause the Fund to be subject to state income taxes on a portion of its income at various rates.
The tax deferral benefit the Fund derives from its investment in MLPs results largely because the MLPs are treated as partnerships for federal income tax purposes. As a partnership, an MLP has no income tax liability at the entity level. As a limited partner in the MLPs in which it invests, the Fund will be allocated its pro rata share of income, gains, losses, deductions and credits from the MLPs, regardless of whether or not any cash is distributed from the MLPs.
To the extent that the distributions received from the MLPs exceed the net taxable income realized by the Fund from its investment, a tax liability results. This tax liability is a deferred liability to the extent that MLP distributions received have not exceeded the Fund’s adjusted tax basis in the respective MLPs. To the extent that distributions from an MLP exceed the Fund’s adjusted tax basis, the Fund will recognize a taxable capital gain. For the fiscal year ended October 31, 2020, distributions of $10,218,665 received from MLPs have been reclassified as a return of capital. The cost basis of applicable MLPs has been reduced accordingly.

Notes to Financial Statements (Continued)
First Trust New Opportunities MLP & Energy Fund (FPL)
October 31, 2020
The Fund’s provision for income taxes consists of the following:
Current federal income tax benefit (expense)	$ —
Current state income tax benefit (expense)	(294,690)
Current foreign income tax benefit (expense)	—
Deferred federal income tax benefit (expense)	—
Deferred state income tax benefit (expense)	—
Total income tax benefit (expense)	$ (294,690)
Deferred income taxes reflect the net tax effect of temporary differences between the carrying amount of assets and liabilities for financial reporting purposes and the amounts used for tax purposes. To the extent a Fund has a deferred tax asset, consideration is given to whether or not a valuation allowance is required. The determination of whether a valuation is required is based on the evaluation criterion provided by ASC 740, Income Taxes (“ASC 740”) that it is more-likely-than not that some portion or all of the deferred tax asset will not be realized. Among the factors considered in assessing each Fund’s valuation allowance: the nature, frequency, and severity of current and cumulative losses, forecasts of future profitability, the duration of statutory carryforward periods and the associated risk that operating and capital loss carryforwards may expire unused. At October 31, 2020, the Fund had a net operating loss carryforward for federal and state income tax purposes of $47,086,815 and $46,023,423, respectively. The Fund’s 2020 income tax provision includes a full valuation allowance against the deferred tax assets associated with the federal and state net operating losses. Components of the Fund’s deferred tax assets and liabilities as of October 31, 2020 are as follows:
Deferred tax assets:
Federal net operating loss	$9,888,231
State net operating loss	3,149,336
State income taxes	—
Federal and state capital loss carryforward	32,840,356
Other	—
Total deferred tax assets	45,877,923
Less: federal valuation allowance	(40,657,963)
Less: state valuation allowance	(5,578,894)
Net deferred tax assets	$(358,934)
Deferred tax liabilities:
Unrealized gains on investment securities	$358,934
Total deferred tax liabilities	358,934
Total net deferred tax liabilities	$—
Total income taxes differ from the amount computed by applying the federal income tax rate of 21% to net investment income and realized and unrealized gains on investments.
Application of statutory income tax rate	$ (21,565,245)
State income taxes, net	668,473
Change in valuation allowance	21,303,162
Current year change in tax rate	—
Other	(111,700)
Total	$ 294,690
The Fund intends to utilize provisions of the federal income tax laws, which allow it to carry realized capital losses forward for five years following the year of the loss and offset such loss against any future realized capital gains. The Fund is subject to certain limitations under U.S. tax rules on the use of capital loss carryforwards and net unrealized built-in losses. These limitations apply

Notes to Financial Statements (Continued)
First Trust New Opportunities MLP & Energy Fund (FPL)
October 31, 2020
when there has been a 50% change in ownership. At October 31, 2020, the Fund had a capital loss carryforward of $144,909,937 that will expire according to the following schedule:
Fiscal Year	Amount Generated	Amount Utilized	Amount Expired	Remaining	Expiration
2016	$ 99,372,781	$ (8,861,447)	$ —	$ 90,511,334	10/31/2021
2017	7,889,835	—	—	7,889,835	10/31/2022
2018	7,227,948	—	—	7,227,948	10/31/2023
2020	39,280,820	—	—	39,280,820	10/31/2025
	$ 153,771,384	$ (8,861,447)	$ —	$ 144,909,937
The Fund is subject to accounting standards that establish a minimum threshold for recognizing, and a system for measuring, the benefits of a tax position taken or expected to be taken in a tax return. Taxable years ended 2017, 2018, 2019, and 2020 remain open to federal and state audit. As of October 31, 2020, management has evaluated the application of these standards to the Fund, and has determined that no provision for income tax is required in the Fund’s financial statements for uncertain tax positions.
G. Expenses
The Fund will pay all expenses directly related to its operations.
3. Investment Advisory Fee, Affiliated Transactions and Other Fee Arrangements
First Trust, the investment advisor to the Fund, is a limited partnership with one limited partner, Grace Partners of DuPage L.P., and one general partner, The Charger Corporation. The Charger Corporation is an Illinois corporation controlled by James A. Bowen, Chief Executive Officer of First Trust. First Trust is responsible for the ongoing monitoring of the Fund’s investment portfolio, managing the Fund’s business affairs and providing certain administrative services necessary for the management of the Fund. For these services, First Trust is entitled to a monthly fee calculated at an annual rate of 1.00% of the Fund’s Managed Assets (the average daily total asset value of the Fund minus the sum of the Fund’s liabilities other than the principal amount of borrowings). First Trust also provides fund reporting services to the Fund for a flat annual fee in the amount of $9,250.
EIP serves as the Fund’s sub-advisor and manages the Fund’s portfolio subject to First Trust’s supervision. The Sub-Advisor receives a monthly sub-advisory fee calculated at an annual rate of 0.50% of the Fund’s Managed Assets that is paid by First Trust out of its investment advisory fee.
First Trust Capital Partners, LLC (“FTCP”), an affiliate of First Trust, owns, through a wholly-owned subsidiary, a 15% ownership interest in each of EIP and EIP Partners, LLC, an affiliate of EIP.
During the fiscal year ended October 31, 2019, the Fund received a reimbursement from the Sub-Advisor of $228 in connection with a trade error.
BNY Mellon Investment Servicing (US) Inc. (“BNYM IS”) serves as the Fund’s transfer agent in accordance with certain fee arrangements. As transfer agent, BNYM IS is responsible for maintaining shareholder records for the Fund. The Bank of New York Mellon (“BNYM”) serves as the Fund’s administrator, fund accountant, and custodian in accordance with certain fee arrangements. As administrator and fund accountant, BNYM is responsible for providing certain administrative and accounting services to the Fund, including maintaining the Fund’s books of account, records of the Fund’s securities transactions, and certain other books and records. As custodian, BNYM is responsible for custody of the Fund’s assets. BNYM IS and BNYM are subsidiaries of The Bank of New York Mellon Corporation, a financial holding company.
Each Trustee who is not an officer or employee of First Trust, any sub-advisor or any of their affiliates (“Independent Trustees”) is paid a fixed annual retainer that is allocated equally among each fund in the First Trust Fund Complex. Each Independent Trustee is also paid an annual per fund fee that varies based on whether the fund is a closed-end or other actively managed fund, a defined-outcome fund or an index fund.
Additionally, the Lead Independent Trustee and the Chairmen of the Audit Committee, Nominating and Governance Committee and Valuation Committee are paid annual fees to serve in such capacities, with such compensation allocated pro rata among each fund in the First Trust Fund Complex based on net assets. Independent Trustees are reimbursed for travel and out-of-pocket expenses in connection with all meetings. The Lead Independent Trustee and Committee Chairmen rotate every three years. The officers and “Interested” Trustee receive no compensation from the Fund for acting in such capacities.

Notes to Financial Statements (Continued)
First Trust New Opportunities MLP & Energy Fund (FPL)
October 31, 2020
4. Purchases and Sales of Securities
The cost of purchases and proceeds from sales of securities, excluding short-term investments, for the fiscal year ended October 31, 2020, were $243,360,900 and $304,523,789, respectively.
5. Derivative Transactions
The following table presents the types of derivatives held by the Fund at October 31, 2020, the primary underlying risk exposure and the location of these instruments as presented on the Statement of Assets and Liabilities.
		Asset Derivatives		Liability Derivatives
Derivative Instrument	Risk Exposure	Statement of Assets and Liabilities Location	Value	Statement of Assets and Liabilities Location	Value
Written Options	Equity Risk	—	—	Options written, at value	$ 12,000
The following table presents the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized for the fiscal year ended October 31, 2020, on derivative instruments, as well as the primary underlying risk exposure associated with each instrument.
Statement of Operations Location
Equity Risk Exposure
Net realized gain (loss) before taxes on written options contracts	$3,607,111
Net change in unrealized appreciation (depreciation) before taxes on written options contracts	(685,942)
During the fiscal year ended October 31, 2020, the premiums for written options opened were $3,863,429, and the premiums for written options closed, exercised and expired were $5,302,540.
The Fund does not have the right to offset financial assets and liabilities related to option contracts on the Statement of Assets and Liabilities.
6. Borrowings
The Fund has a committed facility agreement (the “Agreement”) with BNP Paribas Prime Brokerage, Inc. (“BNP”). Absent certain events of default or failure to maintain certain collateral requirements, BNP may not terminate the Agreement except upon 180 calendar days’ prior notice. The maximum commitment amount is $40,000,000. Prior to March 10, 2020, the maximum commitment amount was $108,000,000. The borrowing rate under the Agreement on the floating rate financing amount is equal to 1-month LIBOR plus 85 basis points. $23,650,000 of the commitment has a fixed-rate financing of 3.46% for a ten-year period. In addition, under the Agreement, the Fund pays a commitment fee of 0.55% annually on the undrawn amount of the facility; provided, however, that such commitment fee is waived on any day in which the amount drawn on the facility is 80% or more of the total commitment. The Fund paid $4,724,500 in breakage fees during the period. The breakage fees are included in “Interest and fees on loan” on the Statement of Operations.
The average amount outstanding for the fiscal year ended October 31, 2020 was $50,865,301, with a weighted average interest rate of 3.15%. As of October 31, 2020, the Fund had outstanding borrowings of $33,400,000, which approximates fair value, under the Committed Facility Agreement. The borrowings are categorized as Level 2 within the fair value hierarchy. On the floating rate financing amount, the high and low annual interest rates for the fiscal year ended October 31, 2020 were 2.62% and 0.61%, respectively. The weighted average interest rate at October 31, 2020 was 2.14%.
7. Indemnification
The Fund has a variety of indemnification obligations under contracts with its service providers. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.
8. Industry Concentration Risk
Under normal market conditions, the Fund invests at least 85% of its managed assets in equity and debt securities of MLPs, MLP-related entities and other energy sector and energy utility companies. Given this industry concentration, the Fund is more susceptible to adverse economic or regulatory occurrences affecting that industry than an investment company that is not concentrated in a single industry. Energy issuers may be subject to a variety of factors that may adversely affect their business or operations,

Notes to Financial Statements (Continued)
First Trust New Opportunities MLP & Energy Fund (FPL)
October 31, 2020
including high interest costs in connection with capital construction programs, high leverage costs associated with environmental and other regulations, regulatory risk associated with the changes in the methodology of determining prices that energy companies may charge for their products and services, the effects of economic slowdown, surplus capacity, increased competition from other service providers, uncertainties concerning the availability of fuel at reasonable prices, the effects of energy conservation policies and other factors.
9. Subsequent Events
Management has evaluated the impact of all subsequent events to the Fund through the date the financial statements were issued, and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements that have not already been disclosed.

Report of Independent Registered Public Accounting Firm
To the Shareholders and the Board of Trustees of First Trust New Opportunities MLP & Energy Fund:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities of First Trust New Opportunities MLP & Energy Fund (the “Fund”), including the portfolio of investments, as of October 31, 2020, the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes.
In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of October 31, 2020, and the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2020, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
Chicago, Illinois
December 22, 2020
We have served as the auditor of one or more First Trust investment companies since 2001.

Additional Information
First Trust New Opportunities MLP & Energy Fund (FPL)
October 31, 2020 (Unaudited)
Dividend Reinvestment Plan
If your Common Shares are registered directly with the Fund or if you hold your Common Shares with a brokerage firm that participates in the Fund’s Dividend Reinvestment Plan (the “Plan”), unless you elect, by written notice to the Fund, to receive cash distributions, all dividends, including any capital gain distributions, on your Common Shares will be automatically reinvested by BNY Mellon Investment Servicing (US) Inc. (the “Plan Agent”), in additional Common Shares under the Plan. If you elect to receive cash distributions, you will receive all distributions in cash paid by check mailed directly to you by the Plan Agent, as the dividend paying agent.
If you decide to participate in the Plan, the number of Common Shares you will receive will be determined as follows:
(1)	If Common Shares are trading at or above net asset value (“NAV”) at the time of valuation, the Fund will issue new shares at a price equal to the greater of (i) NAV per Common Share on that date or (ii) 95% of the market price on that date.
(2)	If Common Shares are trading below NAV at the time of valuation, the Plan Agent will receive the dividend or distribution in cash and will purchase Common Shares in the open market, on the NYSE or elsewhere, for the participants’ accounts. It is possible that the market price for the Common Shares may increase before the Plan Agent has completed its purchases. Therefore, the average purchase price per share paid by the Plan Agent may exceed the market price at the time of valuation, resulting in the purchase of fewer shares than if the dividend or distribution had been paid in Common Shares issued by the Fund. The Plan Agent will use all dividends and distributions received in cash to purchase Common Shares in the open market within 30 days of the valuation date except where temporary curtailment or suspension of purchases is necessary to comply with federal securities laws. Interest will not be paid on any uninvested cash payments.
You may elect to opt-out of or withdraw from the Plan at any time by giving written notice to the Plan Agent, or by telephone at (866) 340-1104, in accordance with such reasonable requirements as the Plan Agent and the Fund may agree upon. If you withdraw or the Plan is terminated, you will receive a certificate for each whole share in your account under the Plan, and you will receive a cash payment for any fraction of a share in your account. If you wish, the Plan Agent will sell your shares and send you the proceeds, minus brokerage commissions.
The Plan Agent maintains all Common Shareholders’ accounts in the Plan and gives written confirmation of all transactions in the accounts, including information you may need for tax records. Common Shares in your account will be held by the Plan Agent in non-certificated form. The Plan Agent will forward to each participant any proxy solicitation material and will vote any shares so held only in accordance with proxies returned to the Fund. Any proxy you receive will include all Common Shares you have received under the Plan.
There is no brokerage charge for reinvestment of your dividends or distributions in Common Shares. However, all participants will pay a pro rata share of brokerage commissions incurred by the Plan Agent when it makes open market purchases.
Automatically reinvesting dividends and distributions does not mean that you do not have to pay income taxes due upon receiving dividends and distributions. Capital gains and income are realized although cash is not received by you. Consult your financial advisor for more information.
If you hold your Common Shares with a brokerage firm that does not participate in the Plan, you will not be able to participate in the Plan and any dividend reinvestment may be effected on different terms than those described above.
The Fund reserves the right to amend or terminate the Plan if in the judgment of the Board of Trustees the change is warranted. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants. Additional information about the Plan may be obtained by writing BNY Mellon Investment Servicing (US) Inc., 301 Bellevue Parkway, Wilmington, Delaware 19809.
Proxy Voting Policies and Procedures
A description of the policies and procedures that the Fund uses to determine how to vote proxies and information on how the Fund voted proxies relating to portfolio investments during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling (800) 988-5891; (2) on the Fund’s website at www.ftportfolios.com; and (3) on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.
Portfolio Holdings
The Fund files portfolio holdings information for each month in a fiscal quarter within 60 days after the end of the relevant fiscal quarter on Form N-PORT. Portfolio holdings information for the third month of each fiscal quarter will be publicly available on the

Additional Information (Continued)
First Trust New Opportunities MLP & Energy Fund (FPL)
October 31, 2020 (Unaudited)
SEC’s website at www.sec.gov. The Fund’s complete schedule of portfolio holdings for the second and fourth quarters of each fiscal year is included in the semi-annual and annual reports to shareholders, respectively, and is filed with the SEC on Form N-CSR. The semi-annual and annual report for the Fund is available to investors within 60 days after the period to which it relates. The Fund’s Forms N-PORT and Forms N-CSR are available on the SEC’s website listed above.
NYSE Certification Information
In accordance with Section 303A-12 of the New York Stock Exchange (“NYSE”) Listed Company Manual, the Fund’s President has certified to the NYSE that, as of April 23, 2020, he was not aware of any violation by the Fund of NYSE corporate governance listing standards. In addition, the Fund’s reports to the SEC on Form N-CSR contain certifications by the Fund’s principal executive officer and principal financial officer that relate to the Fund’s public disclosure in such reports and are required by Rule 30a-2 under the 1940 Act.
Submission of Matters to a Vote of Shareholders
The Fund held its Annual Meeting of Shareholders (the “Annual Meeting”) on April 22, 2020. At the Annual Meeting, Robert F. Keith was elected by the Common Shareholders of First Trust New Opportunities MLP & Energy Fund as a Class I Trustee for a three-year term expiring at the Fund’s annual meeting of shareholders in 2023. The number of votes cast in favor of Mr. Keith was 21,736,898 and the number of votes withheld was 926,509. James A. Bowen, Richard E. Erickson, Thomas R. Kadlec and Niel B. Nielson are the other current and continuing Trustees.
Amended and Restated By-Laws
On October 19, 2020, after a thorough review, and consistent with the interests of the Fund, the Board of Trustees adopted Amended and Restated By-Laws, dated October 19, 2020 (the “Amended and Restated By-Laws”).
Among other changes, the Amended and Restated By-Laws contain new timelines for advance notice of shareholder proposals and nominations to be brought before a meeting of shareholders. Further, the Amended and Restated By-Laws require compliance with certain procedural and informational requirements in connection with the advance notice of shareholder proposals or nominations, including a requirement to provide certain information about the proponent and the proposal, or in the case of a nomination, the nominee. Any shareholder considering making a nomination or proposal should carefully review and comply with those provisions of the Amended and Restated By-Laws.
The Amended and Restated By-Laws contain certain changes contemplating the nomination, qualification and procedures for the election of Trustees. The Amended and Restated By-Laws require additional information from a nominee for Trustee, and if requested, require a nominee to sit for an interview with the Board, to determine whether the nominee has the ability to critically review, evaluate, question and discuss information provided to the Board, and interact effectively with the other Trustees and management of the Fund, among other parties. Additionally, the Amended and Restated By-Laws include qualifications and eligibility requirements for Trustees.
The Amended and Restated By-Laws provide that in the instance in which the number of persons nominated for election as Trustee exceeds the number of Trustees to be elected, the affirmative vote of a majority of shares outstanding and entitled to vote in such an election is required to elect a Trustee. In all other elections, the plurality standard pursuant to which Trustees are elected will remain.
The Amended and Restated By-Laws also include provisions (the “Control Share Provisions”) pursuant to which, in summary, a shareholder who obtains beneficial ownership of common shares of the Fund in a “Control Share Acquisition” may exercise voting rights with respect to such shares only to the extent the authorization of such voting rights is approved by other shareholders of the Fund. The Control Share Provisions are primarily intended to seek to protect the interests of the Fund and its long-term shareholders by limiting the risk that the Fund will become subject to undue influence by opportunistic traders pursuing short-term agendas adverse to the best interests of the Fund and its long-term shareholders. The Control Share Provisions do not eliminate voting rights for common shares acquired in Control Share Acquisitions, but rather entrust the Fund’s other “non-interested” shareholders with determining whether to approve the authorization of the voting rights of the person acquiring such shares.
Subject to various conditions and exceptions, the Control Share Provisions define a “Control Share Acquisition” to include an acquisition of common shares that, but for the Control Share Provisions, would give the beneficial owner upon the acquisition of such shares the ability to exercise voting power in the election of Trustees of the Fund in any of the following ranges:
(i) one-tenth or more, but less than one-fifth of all voting power;
(ii) one-fifth or more, but less than one-third of all voting power;
(iii) one-third or more, but less than a majority of all voting power; or

Additional Information (Continued)
First Trust New Opportunities MLP & Energy Fund (FPL)
October 31, 2020 (Unaudited)
(iv) a majority or more of all voting power.
Share acquisitions that pre-date the adoption of the Amended and Restated By-Laws are excluded from the definition of Control Share Acquisition. However, such shares are included in assessing whether any subsequent share acquisition exceeds the above thresholds.
Subject to certain conditions and procedural requirements set forth in the Control Share Provisions, including the delivery of a “Control Share Acquisition Statement” to the Fund setting forth certain required information, a shareholder who obtains or proposes to obtain beneficial ownership of common shares in a Control Share Acquisition may demand a special meeting of shareholders for the purpose of considering whether the voting rights of such acquiring person with respect to such shares shall be authorized. If a shareholder who obtains or proposes to obtain beneficial ownership of shares in a Control Share Acquisition does not demand a special meeting of Fund shareholders, consideration of the authorization of voting rights of such shares shall be presented at the Fund’s next annual or special meeting of shareholders.
This discussion is only a high-level summary of certain aspects of the Amended and Restated By-Laws, and is qualified in its entirety by reference to the Amended and Restated By-Laws. Shareholders should refer to the Amended and Restated By-Laws for more information. A copy of the Amended and Restated By-Laws can be found in the Current Report on Form 8-K filed by the Fund with the Securities and Exchange Commission on October 20, 2020, which is available at www.sec.gov, and may also be obtained by writing to the Secretary of the Fund at the Fund’s principal executive office.
Advisory and Sub-Advisory Agreements
Board Considerations Regarding Approval of Continuation of Investment Management and Investment Sub-Advisory Agreements
The Board of Trustees of First Trust New Opportunities MLP & Energy Fund (the “Fund”), including the Independent Trustees, unanimously approved the continuation of the Investment Management Agreement (the “Advisory Agreement”) between the Fund and First Trust Advisors L.P. (the “Advisor”) and the Investment Sub Advisory Agreement (the “Sub Advisory Agreement” and together with the Advisory Agreement, the “Agreements”) among the Fund, the Advisor and Energy Income Partners, LLC (the “Sub-Advisor”). The Board approved the continuation of the Agreements for a one-year period ending June 30, 2021 at a meeting held on June 8, 2020. The Board determined that the continuation of the Agreements is in the best interests of the Fund in light of the nature, extent and quality of the services provided and such other matters as the Board considered to be relevant in the exercise of its reasonable business judgment.
To reach this determination, the Board considered its duties under the Investment Company Act of 1940, as amended (the “1940 Act”), as well as under the general principles of state law, in reviewing and approving advisory contracts; the requirements of the 1940 Act in such matters; the fiduciary duty of investment advisors with respect to advisory agreements and compensation; the standards used by courts in determining whether investment company boards have fulfilled their duties; and the factors to be considered by the Board in voting on such agreements. At meetings held on May 11, 2020 and June 8, 2020, the Board, including the Independent Trustees, reviewed materials provided by the Advisor and the Sub-Advisor responding to requests for information from counsel to the Independent Trustees, submitted on behalf of the Independent Trustees, that, among other things, outlined: the services provided by the Advisor and the Sub-Advisor to the Fund (including the relevant personnel responsible for these services and their experience); the advisory fee rate payable by the Fund and the sub-advisory fee rate as compared to fees charged to a peer group of funds (the “Expense Group”) and a broad peer universe of funds (the “Expense Universe”), each assembled by Broadridge Financial Solutions, Inc. (“Broadridge), an independent source, and as compared to fees charged to other clients of the Advisor and the Sub-Advisor; the expense ratio of the Fund as compared to expense ratios of the funds in the Fund’s Expense Group and Expense Universe; performance information for the Fund, including comparisons of the Fund’s performance to that of one or more relevant benchmark indexes and to that of a performance group of funds and a broad performance universe of funds (the “Performance Universe”), each assembled by Broadridge; the nature of expenses incurred in providing services to the Fund and the potential for the Advisor and the Sub-Advisor to realize economies of scale, if any; profitability and other financial data for the Advisor; financial data for the Sub-Advisor; any fall out benefits to the Advisor and its affiliate, First Trust Capital Partners, LLC (“FTCP”), and the Sub-Advisor; and information on the Advisor’s and the Sub-Advisor’s compliance programs. The Board reviewed initial materials with the Advisor at the meeting held on May 11, 2020, prior to which the Independent Trustees and their counsel met separately to discuss the information provided by the Advisor and the Sub-Advisor. Following the May meeting, counsel to the Independent Trustees, on behalf of the Independent Trustees, requested certain clarifications and supplements to the materials provided, and the information provided in response to those requests was considered at an executive session of the Independent Trustees and their counsel held prior to the June 8, 2020 meeting, as well as at the meeting held that day. The Board considered supplemental information provided by the Advisor and the Sub-Advisor on the operations of the Advisor and the Sub-Advisor, respectively, and the performance of the Fund since the onset of the COVID-19 pandemic. The Board applied its business judgment to determine whether the arrangements between the Fund and the Advisor and among the Fund, the Advisor and the Sub-Advisor continue to be reasonable business arrangements from the Fund’s perspective. The Board determined that, given the totality of the information provided with respect to the Agreements, the Board had received sufficient

Additional Information (Continued)
First Trust New Opportunities MLP & Energy Fund (FPL)
October 31, 2020 (Unaudited)
information to renew the Agreements. The Board considered that shareholders chose to invest or remain invested in the Fund knowing that the Advisor and the Sub-Advisor manage the Fund.
In reviewing the Agreements, the Board considered the nature, extent and quality of the services provided by the Advisor and the Sub-Advisor under the Agreements. With respect to the Advisory Agreement, the Board considered that the Advisor is responsible for the overall management and administration of the Fund and reviewed all of the services provided by the Advisor to the Fund, including the oversight of the Sub-Advisor, as well as the background and experience of the persons responsible for such services. The Board noted that the Advisor oversees the Sub-Advisor’s day-to-day management of the Fund’s investments, including portfolio risk monitoring and performance review. In reviewing the services provided, the Board noted the compliance program that had been developed by the Advisor and considered that it includes a robust program for monitoring the Advisor’s, the Sub-Advisor’s and the Fund’s compliance with the 1940 Act, as well as the Fund’s compliance with its investment objective, policies and restrictions. The Board also considered a report from the Advisor with respect to its risk management functions related to the operation of the Fund. Finally, as part of the Board’s consideration of the Advisor’s services, the Advisor, in its written materials and at the May 11, 2020 meeting, described to the Board the scope of its ongoing investment in additional infrastructure and personnel to maintain and improve the quality of services provided to the Fund and the other funds in the First Trust Fund Complex. With respect to the Sub-Advisory Agreement, in addition to the written materials provided by the Sub-Advisor, at the June 8, 2020 meeting, the Board also received a presentation from representatives of the Sub-Advisor discussing the services that the Sub-Advisor provides to the Fund, including the Sub-Advisor’s day-to-day management of the Fund’s investments. In considering the Sub-Advisor’s management of the Fund, the Board noted the background and experience of the Sub-Advisor’s portfolio management team. In light of the information presented and the considerations made, the Board concluded that the nature, extent and quality of the services provided to the Fund by the Advisor and the Sub-Advisor under the Agreements have been and are expected to remain satisfactory and that the Sub-Advisor, under the oversight of the Advisor, has managed the Fund consistent with its investment objective, policies and restrictions.
The Board considered the advisory and sub-advisory fee rates payable under the Agreements for the services provided. The Board noted that the sub-advisory fee is paid by the Advisor from its advisory fee. The Board received and reviewed information showing the advisory fee rates and expense ratios of the peer funds in the Expense Group, as well as advisory and unitary fee rates charged by the Advisor and the Sub-Advisor to other fund and non-fund clients, as applicable. With respect to the Expense Group, the Board, at the May 11, 2020 meeting, discussed with Broadridge its methodology for assembling peer groups and discussed with the Advisor limitations in creating a relevant peer group for the Fund, including that (i) the Fund is unique in its composition, which makes assembling peers with similar strategies and asset mix difficult; and (ii) not all peer funds employ an advisor/sub-advisor management structure. The Board took these limitations into account in considering the peer data, and noted that the contractual advisory fee rate payable by the Fund, based on average managed assets, was below the median contractual advisory fee of the peer funds in the Expense Group. With respect to fees charged to other clients, the Board considered differences between the Fund and other clients that limited their comparability. In considering the advisory fee rate overall, the Board also considered the Advisor’s statement that it seeks to meet investor needs through innovative and value-added investment solutions and the Advisor’s demonstrated long-term commitment to the Fund and the other funds in the First Trust Fund Complex.
The Board considered performance information for the Fund. The Board noted the process it has established for monitoring the Fund’s performance and portfolio risk on an ongoing basis, which includes quarterly performance reporting from the Advisor and Sub-Advisor for the Fund. The Board determined that this process continues to be effective for reviewing the Fund’s performance. The Board received and reviewed information comparing the Fund’s performance for periods ended December 31, 2019 to the performance of the funds in the Performance Universe and to that of two benchmark indexes. In reviewing the Fund’s performance as compared to the performance of the Performance Universe, the Board took into account the limitations described above with respect to creating a relevant peer group for the Fund. Based on the information provided on net asset value performance, the Board noted that the Fund outperformed the Performance Universe median and both benchmark indexes for the one-, three- and five-year periods ended December 31, 2019. In addition, the Board considered information provided by the Advisor on the impact of leverage on the Fund’s returns. The Board also received information on the Fund’s annual distribution rate as of December 31, 2019 and the Fund’s average trading discount for various periods and comparable information for a peer group.
On the basis of all the information provided on the fees, expenses and performance of the Fund and the ongoing oversight by the Board, the Board concluded that the advisory and sub-advisory fees continue to be reasonable and appropriate in light of the nature, extent and quality of the services provided by the Advisor and the Sub-Advisor to the Fund under the Agreements.
The Board considered information and discussed with the Advisor whether there were any economies of scale in connection with providing advisory services to the Fund and noted the Advisor’s statement that it believes its expenses will likely increase over the next twelve months as the Advisor continues to hire personnel and build infrastructure, including technology, to improve the services to the Fund. The Board determined that due to the Fund’s closed-end structure, the potential for realization of economies of scale as Fund assets grow was not a material factor to be considered. The Board considered the revenues and allocated costs (including the allocation

Additional Information (Continued)
First Trust New Opportunities MLP & Energy Fund (FPL)
October 31, 2020 (Unaudited)
methodology) of the Advisor in serving as investment advisor to the Fund for the twelve months ended December 31, 2019 and the estimated profitability level for the Fund calculated by the Advisor based on such data, as well as complex-wide and product-line profitability data, for the same period. The Board noted the inherent limitations in the profitability analysis and concluded that, based on the information provided, the Advisor’s profitability level for the Fund was not unreasonable. In addition, the Board considered fall-out benefits described by the Advisor that may be realized from its relationship with the Fund. The Board considered the ownership interest of FTCP in the Sub-Advisor and potential fall-out benefits to the Advisor from such ownership interest. The Board noted that in addition to the advisory fees paid by the Fund, the Advisor is compensated for fund reporting services pursuant to a separate Fund Reporting Services Agreement. The Board concluded that the character and amount of potential fall-out benefits to the Advisor were not unreasonable.
The Board considered that the Sub-Advisor’s investment services expenses are primarily fixed in nature, and that the Sub-Advisor has made recent investments in personnel and infrastructure and anticipates that its expenses will continue to rise due to additions to personnel and system upgrades. The Board did not review the profitability of the Sub-Advisor with respect to the Fund. The Board noted that the Advisor pays the Sub-Advisor from its advisory fee and its understanding that the Fund’s sub-advisory fee rate was the product of an arm’s length negotiation. The Board concluded that the profitability analysis for the Advisor was more relevant. The Board considered fall-out benefits that may be realized by the Sub-Advisor from its relationship with the Fund, including soft-dollar arrangements, and considered a summary of such arrangements. The Board also considered the potential fall-out benefits to the Sub-Advisor from the ownership interest of FTCP in the Sub-Advisor. The Board concluded that the character and amount of potential fall-out benefits to the Sub-Advisor were not unreasonable.
Based on all of the information considered and the conclusions reached, the Board, including the Independent Trustees, unanimously determined that the terms of the Agreements continue to be fair and reasonable and that the continuation of the Agreements is in the best interests of the Fund. No single factor was determinative in the Board’s analysis.

Fund Investment Objectives, Principal Investment Policies and Principal Risks
First Trust New Opportunities MLP & Energy Fund (FPL)
October 31, 2020 (Unaudited)
Changes Occurring During the Prior Fiscal Year
The following information is a summary of certain changes during the most recent fiscal year ended October 31, 2020. This information may not reflect all of the changes that have occurred since you purchased shares of the Fund.
During the Fund’s most recent fiscal year, there were no material changes to the Fund’s investment objectives or policies that have not been approved by shareholders or in the principal risk factors associated with an investment in the Fund.
Investment Objectives
The Fund’s investment objective is to seek a high level of total return with an emphasis on current distributions paid to common shareholders.
Principal Investment Policies
The Fund focuses on investing in publicly traded MLPs, MLP-related entities and other companies in the energy sector and energy utility industries that are weighted towards non-cyclical, fee-for-service revenues.
The Fund considers investments in “MLP-related entities” to include investments that offer economic exposure to publicly traded MLPs and private investments that have MLP characteristics, but are not publicly traded. The Fund considers investments in the “energy sector” to include companies that derive a majority of their revenues or operating income from transporting, processing, storing, distributing, marketing, exploring, developing, managing or producing natural gas, natural gas liquids (including propane), crude oil, refined petroleum products, coal or electricity, or from supplying energy-related products and services, or any such other companies within the energy sector as classified under the Global Industry Classification Standards developed by MSCI, Inc. and Standard & Poor’s (“GICS”). The Fund considers investments in “energy utility” to include companies that derive a majority of their revenues or operating income from providing products, services or equipment for the generation, transmission, distribution or sale of electricity or gas and such other companies within the electric, gas, independent power and renewable electricity producers and multi-utilities industries as classified under GICS.
In the pursuit of its investment objective, under normal market conditions:
•	The Fund invests at least 85% of its managed assets in equity and debt securities of MLPs, MLP related entities and other energy sector and energy utility companies that the Fund’s Sub-Advisor believes offer opportunities for growth and income.
•	The Fund may invest up to 20% of its managed assets in unregistered or otherwise restricted securities, including MLP common units, MLP subordinated units and securities of public and private energy sector and energy utilities companies.
•	The Fund may invest up to 20% of its managed assets in debt securities of MLPs, MLP-related entities and other energy sector and energy utilities companies, including certain below investment grade securities.
•	The Fund will not invest more than 15% of its managed assets in any single issuer.
•	The Fund will not engage in short sales, except in connection with the execution of its covered call options strategy and except to the extent the Fund engages in derivative investments to seek to hedge against interest rate risk in connection with the Fund’s use of leverage or market risks associated with the Fund’s portfolio.
•	The Fund may invest up to 30% of its managed assets in non-U.S. securities and may hedge the currency risk of such non-U.S. securities.
•	The Fund may write (or sell) covered call options on up to 35% of its managed assets.
Risk Considerations
The Fund is a closed-end management investment company designed primarily as a long-term investment and not as a trading vehicle. The Fund is not intended to be a complete investment program and, due to the uncertainty inherent in all investments, there can be no assurance that the Fund will achieve its investment objective.
The following discussion summarizes the principal risks associated with investing in the Fund, which includes the risk that you could lose some or all of your investment in the Fund. The Fund is subject to the informational requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940 and, in accordance therewith, files reports, proxy statements and other information that is available for review. The order of the below risk factors does not indicate the significance of any particular risk factor.
Covered Call Options Risk. As the writer (seller) of a call option, the Fund forgoes, during the life of the option, the opportunity to profit from increases in the market value of the portfolio security covering the option above the sum of the premium and the strike price of the call option but retains the risk of loss should the price of the underlying security decline. The value of call options written by the Fund, which are priced daily, are determined by trading activity in the broad options market and will be affected by, among

Fund Investment Objectives, Principal Investment Policies and Principal Risks (Continued)
First Trust New Opportunities MLP & Energy Fund (FPL)
October 31, 2020 (Unaudited)
other factors, changes in the value of the underlying security in relation to the strike price, changes in dividend rates of the underlying security, changes in interest rates, changes in actual or perceived volatility of the stock market and the underlying security, and the time remaining until the expiration date. The value of call options written by the Fund may be adversely affected if the market for the option is reduced or becomes illiquid. There can be no assurance that a liquid market will exist when the Fund seeks to close out an option position.
Cyber Security Risk. The Fund is susceptible to potential operational risks through breaches in cyber security. A breach in cyber security refers to both intentional and unintentional events that may cause the Fund to lose proprietary information, suffer data corruption or lose operational capacity. Such events could cause the Fund to incur regulatory penalties, reputational damage, additional compliance costs associated with corrective measures and/or financial loss. Cyber security breaches may involve unauthorized access to the Fund’s digital information systems through “hacking” or malicious software coding, but may also result from outside attacks such as denial-of-service attacks through efforts to make network services unavailable to intended users. In addition, cyber security breaches of the Fund’s third-party service providers, such as its administrator, transfer agent, custodian, or sub-advisor, as applicable, or issuers in which the Fund invests, can also subject the Fund to many of the same risks associated with direct cyber security breaches. The Fund has established risk management systems designed to reduce the risks associated with cyber security. However, there is no guarantee that such efforts will succeed, especially because the Fund does not directly control the cyber security systems of issuers or third party service providers.
Energy Infrastructure Companies Risk. Energy infrastructure companies, such as those structured as MLPs or utility companies, may be directly affected by energy commodity prices, especially those companies which own the underlying energy commodity. A decrease in the production or availability of natural gas, natural gas liquids, crude oil, coal or other energy commodities or a decrease in the volume of such commodities available for transportation, processing, storage or distribution may adversely impact the financial performance of energy infrastructure companies. Energy infrastructure companies are subject to significant federal, state and local government regulation in virtually every aspect of their operations, including how facilities are constructed, maintained and operated, environmental and safety controls, and the prices they may charge for products and services. Various governmental authorities have the power to enforce compliance with these regulations and the permits issued under them and violators are subject to administrative, civil and criminal penalties, including civil fines, injunctions or both. Stricter laws, regulations or enforcement policies could be enacted in the future which would likely increase compliance costs and may adversely affect the financial performance of energy infrastructure companies. Natural disasters, such as hurricanes in the Gulf of Mexico, also may impact energy infrastructure companies.
Certain energy infrastructure companies are subject to the imposition of rate caps, increased competition due to deregulation, counterparties to contracts defaulting or going bankrupt, the difficulty in obtaining an adequate return on invested capital or in financing large construction projects, the limitations on operations and increased costs and delays attributable to environmental considerations, and the capital market’s ability to absorb utility debt. In addition, taxes, government regulation, international politics, price and supply fluctuations, volatile interest rates and energy conservation may cause difficulties for these companies.
Equity Securities Risk. The value of the Fund’s shares will fluctuate with changes in the value of the equity securities in which the Fund invests. Prices of equity securities fluctuate for several reasons, including changes in investors’ perceptions of the financial condition of an issuer or the general condition of the relevant stock market, such as market volatility, or when political or economic events affecting the issuers occur. In addition, common stock prices may be particularly sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase.
Interest Rate Swaps Risk. If short-term interest rates are lower than the Fund’s fixed rate of payment on an interest rate swap, the swap will reduce common share net earnings. In addition, a default by the counterparty to a swap transaction could also negatively impact the performance of the common shares.
Leverage Risk. The use of leverage by the Fund can magnify the effect of any losses. If the income and gains from the securities and investments purchased with leverage proceeds do not cover the cost of leverage, the return to the common shares will be less than if leverage had not been used. Leverage involves risks and special considerations for common shareholders including: the likelihood of greater volatility of net asset value and market price of the common shares than a comparable portfolio without leverage; the risk that fluctuations in interest rates on borrowings will reduce the return to the common shareholders or will result in fluctuations in the dividends paid on the common shares; in a declining market, the use of leverage is likely to cause a greater decline in the net asset value of the common shares than if the Fund were not leveraged, which may result in a greater decline in the market price of the common shares; and when the Fund uses certain types of leverage, the investment advisory fee payable to the Advisor and by the Advisor to the Sub-Advisor will be higher than if the Fund did not use leverage.
Liquidity Risk. Certain securities in which the Fund may invest may trade less frequently, particularly those of issuers with smaller capitalizations. Securities with limited trading volumes may display volatile or erratic price movements. The Fund may have difficulty selling these investments in a timely manner, be forced to sell them for less than it otherwise would have been able to realize, or both.

Fund Investment Objectives, Principal Investment Policies and Principal Risks (Continued)
First Trust New Opportunities MLP & Energy Fund (FPL)
October 31, 2020 (Unaudited)
Management Risk and Reliance on Key Personnel. The implementation of the Fund’s investment strategy depends upon the continued contributions of certain key employees of the Advisor and Sub-Advisor, some of whom have unique talents and experience and would be difficult to replace. The loss or interruption of the services of a key member of the portfolio management team could have a negative impact on the Fund.
Market Discount from Net Asset Value. Shares of closed-end investment companies such as the Fund frequently trade at a discount from their net asset value. The Fund cannot predict whether its common shares will trade at, below or above net asset value.
Market Risk. Securities held by the Fund, as well as shares of the Fund itself, are subject to market fluctuations caused by factors such as general economic conditions, political events, regulatory or market developments, changes in interest rates and perceived trends in securities prices. Shares of the Fund could decline in value or underperform other investments as a result of the risk of loss associated with these market fluctuations. In addition, local, regional or global events such as war, acts of terrorism, spread of infectious diseases or other public health issues, recessions, or other events could have a significant negative impact on the Fund and its investments. Such events may affect certain geographic regions, countries, sectors and industries more significantly than others. The outbreak of the respiratory disease designated as COVID-19 in December 2019 has caused significant volatility and declines in global financial markets, which have caused losses for investors. The COVID-19 pandemic may last for an extended period of time and will continue to impact the economy for the foreseeable future.
MLP and Investment Concentration Risks. The Fund’s investments are concentrated in the group of industries that are part of the energy sector, with a particular focus on MLPs, MLP-related entities and other companies in the energy sector and energy utility industries. The Fund’s concentration in the group of industries that are part of the energy sector may present more risk than if the Fund were broadly diversified over multiple sectors of the economy. A downturn in one or more industries within the energy sector, material declines in energy-related commodity prices, adverse political, legislative or regulatory developments or other events could have a larger impact on the Fund than on an investment company that does not concentrate in the group of industries that are part of the energy sector. Certain risks inherent in investing in the business of the types of securities that the Fund may invest include: commodity pricing risk, commodity supply and demand risk, lack of diversification of and reliance on MLP customers and suppliers risk, commodity depletion and exploration risk, energy sector and energy utility industry regulatory risk including risks associated with the prices and methodology of determining prices that energy companies may charge for their products and services, interest rate risk, risk of lack of acquisition or reinvestment opportunities for MLPs, risk of lacking of funding for MLPs, dependency on MLP affiliate risk, weather risk, catastrophe risk, terrorism and MLP market disruption risk, and technology risk.
Companies that own interstate pipelines are subject to regulation by the Federal Energy Regulatory Commission (FERC) with respect to the tariff rates that they may charge to their customers. In March 2018, FERC changed its tax allowance policy to no longer permit such companies to include in their cost of service an income tax allowance to the extent that their owners have an actual or potential tax liability on the income generated by them. This has had a negative impact on the performance of some energy companies affected by this decision.
Other factors which may reduce the amount of cash an MLP, MLP-related entity and other energy sector and energy utility company has available to pay its debt and equity holders include increased operating costs, maintenance capital expenditures, acquisition costs, expansion or construction costs and borrowing costs (including increased borrowing costs as a result of additional collateral requirements as a result of ratings downgrades by credit agencies).
Non-Diversification. The Fund is a non-diversified investment company under the 1940 Act and will not be treated as a regulated investment company under the Internal Revenue Code of 1986. Accordingly, the diversification-specific regulatory requirements under the 1940 Act and the Internal Revenue Code of 1986 regarding the minimum number or size of portfolio securities do not apply to the Fund, and the Fund’s investments may be more heavily concentrated in, and thus more sensitive to changes in the prices of, securities of particular issuers.
Non-U.S. Securities and Currency Risk. Investing in non-U.S. securities involves certain risks not involved in domestic investments, including, but not limited to: fluctuations in currency exchange rates; future foreign economic, financial, political and social developments; different legal systems; the possible imposition of exchange controls or other foreign governmental laws or restrictions; lower trading volume; withholding taxes; greater price volatility and illiquidity; different trading and settlement practices; less governmental supervision; high and volatile rates of inflation; fluctuating interest rates; less publicly available information; and different accounting, auditing and financial recordkeeping standards and requirements. Because the Fund may invest in securities denominated or quoted in non-U.S. currencies, changes in the non-U.S. currency/United States dollar exchange rate may affect the value of the Fund’s securities and the unrealized appreciation or depreciation of investments.
Potential Conflicts of Interest Risk. First Trust, EIP and the portfolio managers have interests which may conflict with the interests of the Fund. In particular, First Trust and EIP currently manage and may in the future manage and/or advise other investment funds or

Fund Investment Objectives, Principal Investment Policies and Principal Risks (Continued)
First Trust New Opportunities MLP & Energy Fund (FPL)
October 31, 2020 (Unaudited)
accounts with the same or substantially similar investment objective and strategies as the Fund. In addition, while the Fund is using leverage, the amount of the fees paid to First Trust (and by First Trust to EIP) for investment advisory and management services are higher than if the Fund did not use leverage because the fees paid are calculated based on managed assets. Therefore, First Trust and EIP have a financial incentive to leverage the Fund.
Recent Market and Economic Developments. The number of energy-related MLPs has declined since 2014. The industry is witnessing the consolidation or simplification of corporate structures where the MLP sleeve of capital is being eliminated. As a result of the foregoing, the Fund’s MLP investments could become less diverse and the Fund may increase its non-MLP investments consistent with its investment objective and policies.
Tax Risk. A change in current tax law, a change in the business of a given MLP, or a change in the types of income earned by a given MLP could result in an MLP being treated as a corporation for United States federal income tax purposes, which would result in such MLP being required to pay United States federal income tax on its taxable income. Recent events have caused some MLPs to be reclassified or restructured as corporations. The classification of an MLP as a corporation for United States federal income tax purposes has the effect of reducing the amount of cash available for distribution by the MLP and causing any such distributions received by the Fund to be taxed as dividend income to the extent of the MLP’s current or accumulated earnings and profits.
A reduction in the percentage of the income offset by tax deductions or an increase in sales of the Fund’s MLP holdings that result in capital gains will reduce that portion of the Fund’s distribution from an MLP treated as a return of capital and increase that portion treated as income, and may result in lower after-tax distributions to the Fund’s common shareholders. On the other hand, to the extent a distribution received by the Fund from an MLP is treated as a return of capital, the Fund’s adjusted tax basis in the interests of the MLP may be reduced, which will result in an increase in the amount of income or gain or decrease in the amount of loss that will be recognized by the Fund for tax purposes upon the sale of any such interests.
Changes in tax laws or regulations, or interpretations thereof in the future, could adversely affect the Fund or the MLPs, MLP-related entities and other energy sector and energy utility companies in which the Fund invests.
Utilities Risk. Utility companies include companies producing or providing gas, electricity or water. These companies are subject to the risk of the imposition of rate caps, increased competition due to deregulation, the difficulty in obtaining an adequate return on invested capital or in financing large construction projects, the limitations on operations and increased costs and delays attributable to environmental considerations and the capital market’s ability to absorb utility debt. In addition, taxes, government regulation, international politics, price and supply fluctuations, volatile interest rates and energy conservation may negatively affect utility companies.
Valuation Risk. Market prices generally will not be available for subordinated units, direct ownership of general partner interests, restricted securities or unregistered securities of certain MLPs or MLP-related entities, and the value of such investments will ordinarily be determined based on fair valuations determined pursuant to procedures adopted by the Board of Trustees. The value of these securities typically requires more reliance on the judgment of the Sub-Advisor than that required for securities for which there is an active trading market. In addition, the Fund relies on information provided by certain MLPs, which may not be received by the Fund in a timely manner, to calculate taxable income allocable to the MLP units held in the Fund’s portfolio and to determine the tax character of distributions to common shareholders. From time to time the Fund will modify its estimates and/or assumptions as new information becomes available. To the extent the Fund modifies its estimates and/or assumptions, the net asset value of the Fund would likely fluctuate.

Board of Trustees and Officers
First Trust New Opportunities MLP & Energy Fund (FPL)
October 31, 2020 (Unaudited)
The following tables identify the Trustees and Officers of the Fund. Unless otherwise indicated, the address of all persons is 120 East Liberty Drive, Suite 400, Wheaton, IL 60187.
Name, Year of Birth and Position with the Fund	Term of Office and Year First Elected or Appointed(1)	Principal Occupations During Past 5 Years	Number of Portfolios in the First Trust Fund Complex Overseen by Trustee	Other Trusteeships or Directorships Held by Trustee During Past 5 Years
INDEPENDENT TRUSTEES
Richard E. Erickson, Trustee (1951)	• Three Year Term • Since Fund Inception	Physician; Officer, Wheaton Orthopedics; Limited Partner, Gundersen Real Estate Limited Partnership (June 1992 to December 2016); Member, Sportsmed LLC (April 2007 to November 2015)	189	None
Thomas R. Kadlec, Trustee (1957)	• Three Year Term • Since Fund Inception	President, ADM Investor Services, Inc. (Futures Commission Merchant)	189	Director of ADM Investor Services, Inc., ADM Investor Services International, Futures Industry Association, and National Futures Association
Robert F. Keith, Trustee (1956)	• Three Year Term • Since Fund Inception	President, Hibs Enterprises (Financial and Management Consulting)	189	Director of Trust Company of Illinois
Niel B. Nielson, Trustee (1954)	• Three Year Term • Since Fund Inception	Senior Advisor (August 2018 to Present), Managing Director and Chief Operating Officer (January 2015 to August 2018), Pelita Harapan Educational Foundation (Educational Products and Services)	189	None
INTERESTED TRUSTEE
James A. Bowen(2), Trustee and Chairman of the Board (1955)	• Three Year Term • Since Fund Inception	Chief Executive Officer, First Trust Advisors L.P. and First Trust Portfolios L.P.; Chairman of the Board of Directors, BondWave LLC (Software Development Company) and Stonebridge Advisors LLC (Investment Advisor)	189	None

(1)	Currently, Robert F. Keith, as a Class I Trustee, is serving as a trustee until the Fund’s 2023 annual meeting of shareholders. Richard E. Erickson and Thomas R. Kadlec, as Class II Trustees, are serving as trustees until the Fund’s 2021 annual meeting of shareholders. James A. Bowen and Niel B. Nielson, as Class III Trustees, are serving as trustees until the Fund’s 2022 annual meeting of shareholders.
(2)	Mr. Bowen is deemed an “interested person” of the Fund due to his position as CEO of First Trust Advisors L.P., investment advisor of the Fund.

Board of Trustees and Officers (Continued)
First Trust New Opportunities MLP & Energy Fund (FPL)
October 31, 2020 (Unaudited)
Name and Year of Birth	Position and Offices with Fund	Term of Office and Length of Service	Principal Occupations During Past 5 Years
OFFICERS(3)
James M. Dykas (1966)	President and Chief Executive Officer	• Indefinite Term • Since January 2016	Managing Director and Chief Financial Officer (January 2016 to Present), Controller (January 2011 to January 2016), Senior Vice President (April 2007 to January 2016), First Trust Advisors L.P. and First Trust Portfolios L.P.; Chief Financial Officer (January 2016 to Present), BondWave LLC (Software Development Company) and Stonebridge Advisors LLC (Investment Advisor)
Donald P. Swade (1972)	Treasurer, Chief Financial Officer and Chief Accounting Officer	• Indefinite Term • Since January 2016	Senior Vice President (July 2016 to Present), Vice President (April 2012 to July 2016), First Trust Advisors L.P. and First Trust Portfolios L.P.
W. Scott Jardine (1960)	Secretary and Chief Legal Officer	• Indefinite Term • Since Fund Inception	General Counsel, First Trust Advisors L.P. and First Trust Portfolios L.P.; Secretary and General Counsel, BondWave LLC; Secretary, Stonebridge Advisors LLC
Daniel J. Lindquist (1970)	Vice President	• Indefinite Term • Since Fund Inception	Managing Director, First Trust Advisors L.P. and First Trust Portfolios L.P.
Kristi A. Maher (1966)	Chief Compliance Officer and Assistant Secretary	• Indefinite Term • Since Fund Inception	Deputy General Counsel, First Trust Advisors L.P. and First Trust Portfolios L.P.
(3)	The term “officer” means the president, vice president, secretary, treasurer, controller or any other officer who performs a policy making function.

Privacy Policy
First Trust New Opportunities MLP & Energy Fund (FPL)
October 31, 2020 (Unaudited)
Privacy Policy
First Trust values our relationship with you and considers your privacy an important priority in maintaining that relationship. We are committed to protecting the security and confidentiality of your personal information.
Sources of Information
We collect nonpublic personal information about you from the following sources:
•	Information we receive from you and your broker-dealer, investment advisor or financial representative through interviews, applications, agreements or other forms;
•	Information about your transactions with us, our affiliates or others;
•	Information we receive from your inquiries by mail, e-mail or telephone; and
•	Information we collect on our website through the use of “cookies”. For example, we may identify the pages on our website that your browser requests or visits.
Information Collected
The type of data we collect may include your name, address, social security number, age, financial status, assets, income, tax information, retirement and estate plan information, transaction history, account balance, payment history, investment objectives, marital status, family relationships and other personal information.
Disclosure of Information
We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law. In addition to using this information to verify your identity (as required under law), the permitted uses may also include the disclosure of such information to unaffiliated companies for the following reasons:
•	In order to provide you with products and services and to effect transactions that you request or authorize, we may disclose your personal information as described above to unaffiliated financial service providers and other companies that perform administrative or other services on our behalf, such as transfer agents, custodians and trustees, or that assist us in the distribution of investor materials such as trustees, banks, financial representatives, proxy services, solicitors and printers.
•	We may release information we have about you if you direct us to do so, if we are compelled by law to do so, or in other legally limited circumstances (for example to protect your account from fraud).
In addition, in order to alert you to our other financial products and services, we may share your personal information within First Trust.
Use of Website Analytics
We currently use third party analytics tools, Google Analytics and AddThis, to gather information for purposes of improving First Trust’s website and marketing our products and services to you. These tools employ cookies, which are small pieces of text stored in a file by your web browser and sent to websites that you visit, to collect information, track website usage and viewing trends such as the number of hits, pages visited, videos and PDFs viewed and the length of user sessions in order to evaluate website performance and enhance navigation of the website. We may also collect other anonymous information, which is generally limited to technical and web navigation information such as the IP address of your device, internet browser type and operating system for purposes of analyzing the data to make First Trust’s website better and more useful to our users. The information collected does not include any personal identifiable information such as your name, address, phone number or email address unless you provide that information through the website for us to contact you in order to answer your questions or respond to your requests. To find out how to opt-out of these services click on: Google Analytics and AddThis.
Confidentiality and Security
With regard to our internal security procedures, First Trust restricts access to your nonpublic personal information to those First Trust employees who need to know that information to provide products or services to you. We maintain physical, electronic and procedural safeguards to protect your nonpublic personal information.
Policy Updates and Inquiries
As required by federal law, we will notify you of our privacy policy annually. We reserve the right to modify this policy at any time, however, if we do change it, we will tell you promptly. For questions about our policy, or for additional copies of this notice, please go to www.ftportfolios.com, or contact us at 1-800-621-1675 (First Trust Portfolios) or 1-800-222-6822 (First Trust Advisors).
March 2019

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INVESTMENT ADVISOR
First Trust Advisors L.P.
120 East Liberty Drive, Suite 400
Wheaton, IL 60187
INVESTMENT SUB-ADVISOR
Energy Income Partners, LLC
10 Wright Street
Westport, CT 06880
ADMINISTRATOR,
FUND ACCOUNTANT,
AND CUSTODIAN
The Bank of New York Mellon
240 Greenwich Street
New York, NY 10286
TRANSFER AGENT
BNY Mellon Investment Servicing (US) Inc.
301 Bellevue Parkway
Wilmington, DE 19809
INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Deloitte & Touche LLP
111 S. Wacker Drive
Chicago, IL 60606
LEGAL COUNSEL
Chapman and Cutler LLP
111 W. Monroe Street
Chicago, IL 60603

Item 2. Code of Ethics.

(a)	The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.
(c)	There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.
(d)	The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.
(e)	Not applicable.
(f)	A copy of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller is filed as an exhibit pursuant to Item 13(a)(1).

Item 3. Audit Committee Financial Expert.

As of the end of the period covered by the report, the Registrant’s board of trustees has determined that Thomas R. Kadlec and Robert F. Keith are qualified to serve as audit committee financial experts serving on its audit committee and that each of them is “independent,” as defined by Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees (Registrant) -- The aggregate fees billed for the last fiscal year for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for the fiscal year was $57,000 for the fiscal year ended October 31, 2020 and $57,000 for the fiscal year ended October 31, 2019.
(b)	Audit-Related Fees (Registrant) -- The aggregate fees billed in the last fiscal year for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item were $0 for the fiscal year ended October 31, 2020 and $0 for the fiscal year ended October 31, 2019.

Audit-Related Fees (Investment Advisor) -- The aggregate fees billed in the last fiscal year for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item were $0 for the fiscal year ended October 31, 2020 and $0 for the fiscal year ended October 31, 2019.

(c)	Tax Fees (Registrant) -- The aggregate fees billed in the last fiscal year for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were $42,158 for the fiscal year ended October 31, 2020 and $42,000 for the fiscal year ended October 31, 2019. These fees were for tax consultation and/or tax return preparation and professional services rendered for PFIC (Passive Foreign Investment Company) Identification Services.

Tax Fees (Investment Advisor) -- The aggregate fees billed in the last fiscal year for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were $0 for the fiscal year ended October 31, 2020 and $0 for the fiscal year ended October 31, 2019.

(d)	All Other Fees (Registrant) -- The aggregate fees billed in the last fiscal year for products and services provided by the principal accountant to the Registrant, other than the services reported in paragraphs (a) through (c) of this Item were $0 for the fiscal year ended October 31, 2020 and $0 for the fiscal year ended October 31, 2019.

All Other Fees (Investment Adviser) The aggregate fees billed in the last fiscal year for products and services provided by the principal accountant to the Registrant, other than the services reported in paragraphs (a) through (c) of this Item were $0 for the fiscal year ended October 31, 2020 and $0 for the fiscal year ended October 31, 2019.

(e)(1)	Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

Pursuant to its charter and its Audit and Non-Audit Services Pre-Approval Policy, the Audit Committee (the “Committee”) is responsible for the pre-approval of all audit services and permitted non-audit services (including the fees and terms thereof) to be performed for the registrant by its independent auditors. The Chairman of the Committee is authorized to give such pre-approvals on behalf of the Committee up to $25,000 and report any such pre-approval to the full Committee.

The Committee is also responsible for the pre-approval of the independent auditor’s engagements for non-audit services with the registrant’s adviser (not including a sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser) and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant, if the engagement relates directly to the operations and financial reporting of the registrant, subject to the de minimis exceptions for non-audit services described in Rule 2-01 of Regulation S-X. If the independent auditor has provided non-audit services to the registrant’s adviser (other than any sub-adviser whose role is primarily portfolio management and is sub-contracted with or overseen by another investment adviser) and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to its policies, the Committee will consider whether the provision of such non-audit services is compatible with the auditor’s independence.

(e)(2)	The percentage of services described in each of paragraphs (b) through (d) for the Registrant and the Registrant’s investment adviser of this Item that were approved by the audit committee pursuant to the pre-approval exceptions included in paragraph (c)(7)(i)(c) or paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X are as follows:

(b) 0%

(c) 0%

(d) 0%

(f)	The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was less than fifty percent.
(g)	The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for the Registrant’s fiscal year ended October 31, 2020 were $42,158 for the Registrant and $70,370 for the Registrant’s investment advisor and for the fiscal year ended October 31, 2019 were $42,000 for the Registrant and $28,500 for the Registrant’s investment adviser.
(h)	The registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

(a)	The Registrant has a separately designated audit committee consisting of all the independent directors of the Registrant. The members of the audit committee are: Thomas R. Kadlec, Niel B. Nielson, Richard E. Erickson and Robert F. Keith.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.
(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

If an adviser exercises voting authority with respect to client securities, Advisers Act Rule 206(4)-6 requires the adviser to adopt and implement written policies and procedures reasonably designed to ensure that client securities are voted in the best interest of the client. This is consistent with legal interpretations which hold that an adviser’s fiduciary duty includes handling the voting of proxies on securities held in client accounts over which the adviser exercises voting discretion in a manner consistent with the best interest of the client.

Absent unusual circumstances, EIP exercises voting authority with respect to securities held in client accounts pursuant to provisions in its advisory agreements. Accordingly, EIP has adopted these policies and procedures with the aim of meeting the following requirements of Rule 206(4)-6:

• ensuring that proxies are voted in the best interest of clients;

• addressing material conflicts that may arise between EIP’s interests and those of its clients in the voting of proxies;

• disclosing to clients how they may obtain information on how EIP voted proxies with respect to the client’s securities;

• describing to clients EIP’s proxy voting policies and procedures and, upon request, furnishing a copy of the policies and procedures to the requesting client.

Engagement of Institutional Shareholder Services Inc.

With the aim of ensuring that proxies are voted in the best interests of EIP clients, EIP has engaged Institutional Shareholder Services Inc. (“ISS”) as its independent proxy voting service to provide EIP with proxy voting recommendations, as well as to handle the administrative mechanics of proxy voting. EIP, after reviewing ISS’s own Proxy Voting Guidelines, has concluded that ISS’s Proxy Voting Guidelines are reasonably designed to vote proxies in the best interests of EIP’s clients, and has therefore directed ISS to utilize its Proxy Voting Guidelines in making recommendations to vote, as those guidelines may be amended from time to time.

Notwithstanding anything herein to the contrary, from time to time EIP may determine that voting in contravention to a recommendation made by ISS may be in the best interest of EIP’s clients. When EIP chooses to override an ISS voting recommendation, EIP will document the occurrence, including the reason(s) that it chose to do so. Documentation of any override of an ISS voting recommendation shall be reviewed at the next scheduled Brokerage Committee meeting.

In certain circumstances, voting situations may arise in which the optimal voting decision may not be easily captured by a rigid set of voting guidelines. This is particularly the case for significant corporate events, including, but not necessarily limited to, mergers and acquisitions, dissolutions, conversions and consolidations. While each such transaction is unique in its terms, conditions and potential economic outcome, EIP will conduct such additional analysis as it deems necessary to form the voting decision that it believes is in the best interests of its clients. All records relating to such analyses will be maintained and reviewed periodically by the Chief Compliance Officer (“CCO”) or her designee.

On an annual basis, EIP’s Brokerage Committee shall be responsible for approving the ongoing use of ISS as a proxy voting service provider. Such approval shall be based upon, among other things, a reviews of (1) ISS’s Proxy Voting Guidelines, including any changes thereto; (2) the results of internal testing regarding ISS’s adherence to its proxy voting guidelines; (3) periodic due diligence over ISS as described further below; and (4) any potential factual errors, potential incompleteness, or potential methodological weaknesses in ISS’s analysis that were identified and documented throughout the preceding twelve month period.

Conflicts of Interest in Proxy Voting

There may be instances where EIP’s interests conflict, or appear to conflict, with client interests in the voting of proxies. For example, EIP may provide services to, or have an investor who is a senior member of, a company whose management is soliciting proxies. There may be a concern that EIP would vote in favor of management because of its relationship with the company or a senior officer. Or, for example, EIP (or its senior executive officers) may have business or personal relationships with corporate directors or candidates for directorship.

EIP addresses these conflicts or appearances of conflicts by ensuring that proxies are voted in accordance with the recommendations made by ISS, an independent third-party proxy voting service. As previously noted, in most cases, proxies will be voted in accordance with ISS’s own pre-existing proxy voting guidelines, subject to EIP’s right to override an ISS voting recommendation. Under no circumstances will EIP override an ISS recommendation in any instance in which EIP identifies a potential conflict of interest.

Disclosure on How Proxies Were Voted

EIP will disclose to clients in Part 2A of its Form ADV how clients can obtain information on how their proxies were voted, by contacting EIP at its office in Westport, CT. EIP will also disclose in the ADV a summary of these proxy voting policies and procedures and that upon request, clients will be furnished a full copy of these policies and procedures.

It is the responsibility of the CCO to ensure that any requests made by clients for proxy voting information are responded to in a timely fashion and that a record of requests and responses are maintained in EIP’s books and records.

Proxy Materials

EIP personnel will instruct custodians to forward to ISS all proxy materials received on securities held in EIP client accounts.

Limitations

In certain circumstances, where EIP has determined that it is consistent with the client’s best interest, EIP will not take steps to ensure that proxies are voted on securities in the client’s account. The following are circumstances where this may occur:

• Limited Value: Proxies will not be required to be voted on securities in a client’s account if the value of the client’s economic interest in the securities is indeterminable or insignificant (less than $1,000). Proxies will also not be required to be voted for any securities that are no longer held by the client’s account.

• Securities Lending Program: When securities are out on loan, they are transferred into the borrower’s name and are voted by the borrower, in its discretion. In most cases, EIP will not take steps to see that loaned securities are voted. However, where EIP determines that a proxy vote, or other shareholder action, is materially important to the client’s account, EIP will make a good faith effort to recall the security for purposes of voting, understanding that in certain cases, the attempt to recall the security may not be effective in time for voting deadlines to be met.

• Unjustifiable Costs: In certain circumstances, after doing a cost-benefit analysis, EIP may choose not to vote where the cost of voting a client’s proxy would exceed any anticipated benefits to the client of the proxy proposal.

Oversight of Policy

The CCO will follow the following procedures with respect to the oversight of ISS in making recommendation with respect to and voting client proxies:

• Periodically, but no less frequently than semi-annually, sample proxy votes to review whether they complied with EIP’s proxy voting policies and procedures, including a review of those items that relate to certain proposals that may require more analysis (e.g., non-routine matters).

• Collect information, no less frequently than annually, reasonably sufficient to support the conclusion that ISS has the capacity and competency to adequately analyze proxy issues. In this regard, the CCO shall consider, among other things: • the adequacy and quality of ISS’s staffing and personnel;

• the robustness of its policies and procedures regarding its ability to (i) ensure that its proxy voting recommendations are based on current and accurate information and (ii) identify, disclose and address any conflicts of interest;

• ISS’s engagement with issuers, including ISS’s process for ensuring that it has complete and accurate information about each issuer and each particular matter, and ISS’s process, if any, for EIP to access the issuer’s views about ISS’s voting recommendations in a timely and efficient manner;

• ISS’s efforts to correct any identified material deficiencies in its analysis;

• ISS’s disclosure to EIP regarding the sources of information and methodologies used in formulating voting recommendations or executing voting instructions;

• ISS’s consideration of factors unique to a specific issuer or proposal when evaluating a matter subject to a shareholder vote; and

• any other considerations that the CCO believes would be appropriate in considering the nature and quality of the services provided by ISS.

For purposes of these procedures, the CCO may rely upon information posted by ISS on its website, provided that ISS represents that the information is complete and current.

If a circumstance occurs in which EIP becomes aware of potential factual errors, potential incompleteness, or potential methodological weaknesses in ISS’s analysis that may materially affect the voting recommendation provided by ISS, EIP shall investigate the issue in a timely manner and shall request additional information from ISS as is necessary to identify and resolve the identified discrepancy. EIP shall document the results of each such investigation and present the results to the Brokerage Committee at its next scheduled meeting.

Recordkeeping on Proxies

It is the responsibility of EIP’s CCO to ensure that the following proxy voting records are maintained:

• a copy of EIP’s proxy voting policies and procedures;

• a copy of all proxy statements received on securities in client accounts (EIP may rely on ISS or the SEC’s EDGAR system to satisfy this requirement);

• a record of each vote cast on behalf of a client (EIP relies on ISS to satisfy this requirement);

• a copy of any document prepared by EIP that was material to making a voting decision or that memorializes the basis for that decision;

• a copy of each written client request for information on how proxies were voted on the client’s behalf or for a copy of EIP’s proxy voting policies and procedures, and

• a copy of any written response to any client request for information on how proxies were voted on their behalf or furnishing a copy of EIP’s proxy voting policies and procedures.

The CCO will see that these books and records are made and maintained in accordance with the requirements and time periods provided in Rule 204-2 of the Advisers Act.

For any registered investment companies advised by EIP, votes made on its behalf will be stored electronically or otherwise recorded so that they are available for preparation of the Form N-PX, Annual Report of Proxy Voting Record of Registered Management Investment Company.

The ISS Guidelines referenced in the policy outlined above are attached herewith.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

(a)(1) Identification of Portfolio Managers or Management Team Members and Description of Role of Portfolio Managers or Management Team Members

Information provided as of October 31, 2020.

Energy Income Partners, LLC

Energy Income Partners, LLC (“EIP”), located in Westport, CT, was founded in 2003 to provide professional asset management services in publicly traded energy-related infrastructure companies with above average dividend payout ratios operating pipelines and related storage and handling facilities, electric power transmission and distribution as well as long contracted or regulated power generation from renewables and other sources. The corporate structure of the portfolio companies include C-corporations, partnerships and energy infrastructure real estate investment trusts. EIP mainly focuses on investments in assets that receive steady fee-based or regulated income from their corporate and individual customers. EIP manages or supervises approximately $3.7 billion of assets as of October 31, 2020. EIP advises two privately offered partnerships for U.S. high net worth individuals and an open-end mutual fund. EIP also manages separately managed accounts and provides its model portfolio to unified managed accounts. Finally, EIP serves as a sub-advisor to three closed-end management investment companies in addition to the Fund, two actively managed exchange-traded funds, a sleeve of an actively managed exchange-traded fund and a sleeve of a series of variable insurance trust. EIP is a registered investment advisor with the Securities and Exchange Commission.

James J. Murchie, Co-Portfolio Manager

James J. Murchie is the Founder, Chief Executive Officer, co-portfolio manager and a Principal of Energy Income Partners. After founding Energy Income Partners in October 2003, Mr. Murchie and the Energy Income Partners investment team joined Pequot Capital Management Inc. (“Pequot Capital”) in December 2004. In August 2006, Mr. Murchie and the Energy Income Partners investment team left Pequot Capital and re-established Energy Income Partners. Prior to founding Energy Income Partners, Mr. Murchie was a Portfolio Manager at Lawhill Capital Partners, LLC (“Lawhill Capital”), a long/short equity hedge fund investing in commodities and equities in the energy and basic industry sectors. Before Lawhill Capital, Mr. Murchie was a Managing Director at Tiger Management, LLC, where his primary responsibility was managing a portfolio of investments in commodities and related equities. Mr. Murchie was also a Principal at Sanford C. Bernstein. He began his career at British Petroleum, PLC. Mr. Murchie holds a BA from Rice University and an MA from Harvard University.

Eva Pao, Co-Portfolio Manager

Eva Pao is a Principal of Energy Income Partners and is co-portfolio manager. She has been with EIP since inception in 2003. From 2005 to mid-2006, Ms. Pao joined Pequot Capital Management during EIP’s affiliation with Pequot. Prior to Harvard Business School, Ms. Pao was a Manager at Enron Corp where she managed a portfolio in Canadian oil and gas equities for Enron’s internal hedge fund that specialized in energy-related equities and managed a natural gas trading book. Ms. Pao holds degrees from Rice University and Harvard Business School.

John K. Tysseland, Co-Portfolio Manager

John Tysseland is a Principal and co-portfolio manager. From 2005 to 2014, he worked at Citi Research most currently serving as a Managing Director where he covered midstream energy companies and MLPs. From 1998 to 2005, he worked at Raymond James & Associates as a Vice President who covered the oilfield service industry and established the firm’s initial coverage of MLPs in 2001. Prior to that, he was an Equity Trader at Momentum Securities from 1997 to 1998 and an Assistant Executive Director at Sumar Enterprises from 1996 to 1997. He graduated from The University of Texas at Austin in 1996 with a BA in economics.

(a)(2)	Other Accounts Managed by Portfolio Managers or Management Team Member and Potential Conflicts of Interest

Information provided as of October 31, 2020.

Name of Portfolio Manager or Team Member	Type of Accounts*	Total # of Accounts Managed**	Total Assets	# of Accounts Managed for which Advisory Fee is Based on Performance	Total Assets for which Advisory Fee is Based on Performance

1. James Murchie	Registered Investment Companies:	8	$2,733	0	$0
	Other Pooled Investment Vehicles:	2	$114	2	$114
	Other Accounts:	243	$717	0	$0

2. Eva Pao	Registered Investment Companies:	8	$2,733	0	$0
	Other Pooled Investment Vehicles:	2	$114	2	$114
	Other Accounts:	243	$717	0	$0

3. John Tysseland	Registered Investment Companies:	8	$2,733	0	$0
	Other Pooled Investment Vehicles:	2	$114	2	$114
	Other Accounts:	243	$717	0	$0

Portfolio Manager Potential Conflicts of Interests

Potential conflicts of interest may arise when a fund’s portfolio manager has day-to-day management responsibilities with respect to one or more other funds or other accounts, as is the case for the portfolio managers of the Fund. These potential conflicts may include:

Besides the Fund, Energy Income Partners, LLC (“EIP”) portfolio managers serves as portfolio managers to separately managed accounts and provides its model portfolio to unified managed accounts and serve as portfolio managers to three closed-end management investment companies other than the Fund, two actively managed exchange-traded funds (ETFs), a sleeve of an ETF, and a sleeve of a series of a variable insurance trust.

The portfolio managers also serve as portfolio managers two private investment funds (the “Private Funds”), both of which have a performance fee and an open end registered mutual fund.

EIP has written policies and procedures regarding order aggregation and allocation that seek to ensure that all accounts are treated fairly and equitably and that no account is at a disadvantage. EIP will generally execute client transactions on an aggregated basis when EIP believes that to do so will allow it to obtain best execution and to negotiate more favorable commission rates or avoid certain transaction costs that might have otherwise been paid had such orders been placed independently. EIP’s ability to implement this may be limited by an account’s custodian, directed brokerage arrangements or other constraints limiting EIP’s use of a common executing broker.

An aggregated order may be allocated on a basis different from that specified herein provided that all clients receive fair and equitable treatment and there is a legitimate reason for the different allocation. Reasons for deviation may include (but are not limited to): a client’s investment guidelines and restrictions, available cash, liquidity or legal reasons, and to avoid odd-lots or in cases when an allocation would result in a de minimis allocation to one or more clients.

Notwithstanding the above, due to differing tax ramifications and compliance ratios, as well as dissimilar risk constraints and tolerances, accounts with similar investment mandates may trade the same securities at differing points in time. Additionally, for the reasons noted above, certain accounts, including funds in which EIP, its affiliates and/or employees (“EIP Funds”) have a financial interest including proprietary accounts, may trade separately from other accounts and participate in transactions which are deemed to be inappropriate for other accounts with similar investment mandates. Further, during periods in which EIP intends to trade the same securities across multiple accounts, transactions for those accounts that must be traded through specific brokers and/or platforms will often be executed after those for accounts over which EIP exercises full brokerage discretion, including the EIP Funds.

(a)(3) Compensation Structure of Portfolio Managers or Management Team Members

Portfolio Manager Compensation

Information provided as of October 31, 2020.

The Fund’s portfolio managers are compensated by a competitive minimum base salary and share in the profits of EIP in relation to their ownership of EIP. The profits of EIP are influenced by the assets under management and the performance of the Funds (i.e. all Funds managed or sub-advised by EIP) as described above. Therefore, their success is based on the growth and success for all the funds, not just the funds that charge an incentive fee. The Fund’s portfolio managers understand that you cannot have asset growth without the trust and confidence of investors, therefore, they do not engage in taking undue risk to generate performance.

The compensation of the EIP team members is determined according to prevailing rates within the industry for similar positions. EIP wishes to attract, retain and reward high quality personnel through a competitive compensation package.

(a)(4) Disclosure of Securities Ownership

Information provided as of October 31, 2020.

Name	Dollar Range of Fund Shares Beneficially Owned
James J. Murchie	$100,001-$500,000
John Tysseland	$10,001-$50,000

(b)       Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Period	(a) Total Number of Shares (or Units) Purchased	(b) Average Price Paid per Share (or Unit)	(c) Total Number of Shares (or Units) Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum Number (or Approximate Dollar Value) of Shares (or Units) that May Yet Be Purchased Under the Plans or Programs
Month #1 (11/01/2019– 11/30/2019)	0	0	0	0
Month #2 (12/01/2019– 12/31/2019)	0	0	0	0
Month #3 (01/01/2020– 01/31/2020)	0	0	0	0
Month #4 (02/01/2020– 02/29/2020)	0	0	0	0
Month #5 (03/01/2020– 03/31/2020)	0	0	0	0
Month #6 (04/01/2020– 04/30/2020)	0	0	0	0
Month #7 (05/01/2020– 05/31/2020)	0	0	0	0
Month #8 (06/01/2020– 06/30/2020)	0	0	0	0
Month #9 (07/01/2020– 07/31/2020)	0	0	0	0
Month #10 (08/01/2020– 08/31/2020)	0	0	0	0
Month #11 (09/01/2020– 09/30/2020)	0	0	0	1,285,769
Month #12 (10/01/2020– 10/31/2020)	91,867	$3.92	91,867	1,193,902
Total	91,867	$3.92	91,867	1,193,902

Item 10. Submission of Matters to a Vote of Security Holders

On October 19, 2020, after a thorough review, and consistent with the interests of the Fund, the Board of Trustees adopted Amended and Restated By-Laws, dated October 19, 2020 (the “Amended and Restated By-Laws”).

Among other changes, the Amended and Restated By-Laws contain new timelines for advance notice of nominees for Trustee to be brought before a meeting of shareholders. Further, the Amended and Restated By-Laws require compliance with certain procedural and informational requirements in connection with the advance notice of nominations, including a requirement to provide certain information about the nominee, and if requested, requires a nominee to sit for an interview with the Board to determine whether the nominee has the ability to critically review, evaluate, question and discuss information provided to the Board, and interact effectively with the other Trustees and management of the Fund, among other parties. Additionally, the Amended and Restated By-Laws include qualifications and eligibility requirements for Trustees. Any shareholder considering making a nomination should carefully review and comply with those provisions of the Amended and Restated By-Laws.

This discussion is only a high-level summary of certain aspects of the Amended and Restated By-Laws, and is qualified in its entirety by reference to the Amended and Restated By-Laws. Shareholders should refer to the Amended and Restated By-Laws for more information. A copy of the Amended and Restated By-Laws can be found in the Current Report on Form 8-K filed by the Fund with the Securities and Exchange Commission on October 20, 2020, which is available at www.sec.gov, and may also be obtained by writing to the Secretary of the Fund at the Fund’s principal executive office.

Item 11. Controls and Procedures.

(a)	The Registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a)	Not applicable.
(b)	Not applicable.

Item 13. Exhibits.

(a)(1)	Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(a)(4)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes- Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)	First Trust New Opportunities MLP & Energy Fund
By (Signature and Title)*	/s/ James M. Dykas
James M. Dykas, President and Chief Executive Officer (principal executive officer)
Date:	January 11, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ James M. Dykas
James M. Dykas, President and Chief Executive Officer (principal executive officer)
Date:	January 11, 2021
By (Signature and Title)*	/s/ Donald P. Swade
Donald P. Swade, Treasurer, Chief Financial Officer and Chief Accounting Officer (principal financial officer)
Date:	January 11, 2021

* Print the name and title of each signing officer under his or her signature.